UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-6465
The Travelers Series Trust
(Exact name of registrant as specified in charter)
125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)
Paul G. Cellupica, Chief Counsel
c/o MetLife, Inc.
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101
(Name and address of agent for service)
Registrant’s telephone number, including area code: (617) 578-5526
Date of fiscal year end: December 31
Date of reporting period: June 30, 2005

ITEM 1.REPORT TO STOCKHOLDERS.
     The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT
June 30, 2005

The Travelers Series Trust:

Travelers Quality Bond Portfolio Mondrian International Stock Portfolio Federated High Yield Portfolio Federated Stock Portfolio Disciplined Mid Cap Stock Portfolio

The Travelers Insurance Company

The Travelers Life and Annuity Company
One Cityplace
Hartford, CT 06103

Semi-Annual Report for The Travelers Series Trust

 WHAT’S INSIDE

Letter from the Chairman	1
Fund at a Glance

Travelers Quality Bond Portfolio	5

Mondrian International Stock Portfolio	6

Federated High Yield Portfolio	7

Federated Stock Portfolio	8

Disciplined Mid Cap Stock Portfolio	9

Fund Expenses	10

Schedules of Investments	12

Statements of Assets and Liabilities	49

Statements of Operations	50

Statements of Changes in Net Assets	51

Financial Highlights	53

Notes to Financial Statements	58

Factors Considered by the Independent Trustees in Approving the Investment Advisory and the Subadvisory Agreements	65

Combined Special Shareholder Meeting	69

 LETTER FROM THE CHAIRMAN

Dear Shareholder,

The U.S. economy overcame a number of obstacles and continued to expand during the reporting period. Rising interest rates, record high oil prices, and geopolitical issues threatened to send the economy into a “soft patch.” However, when all was said and done, first quarter 2005 gross domestic product (“GDP”)[i] growth was 3.8%, mirroring the solid gain that occurred during the fourth quarter of 2004.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. Following five rate hikes from June 2004 through December 2004, the Fed again increased its target for the federal funds rateiii in 0.25% increments four additional times during the reporting period. All told, the Fed’s nine rate hikes brought the target for the federal funds rate from 1.00% to 3.25%.

During the six months covered by this report, the U.S. stock market was relatively flat, with the S&P 500 Indexiv returning -0.81%. As was the case in the U.S., international equities largely treaded water during the six-month reporting period.	R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer*
During this time, international equities, as measured by the MSCI EAFE Index,v fell 1.17%. Lackluster economic news, record high oil prices, and a strengthening U.S. dollar all kept the international equity markets from generating momentum. An April 2005 International Monetary Fund World Economic Outlook projected a modest 1.6% growth rate for the Eurozone in 2005 and Japanese growth was expected to be 0.8% in 2005, compared to 2.6% in 2004. In addition, oil prices hit $60 a barrel and led to additional concerns regarding economic growth and a possible increase in inflation. Finally, after falling in 2004, the U.S. dollar surprisingly rose versus the yen and euro during the reporting period. This was bad news for Americans investing overseas, as returns from international securities then decline when translated back into U.S. dollars. Stocks were weak early in the reporting period, as the issues discussed above caused investors to remain on the sidelines. Equities then rallied in the second quarter of 2005, as the economy appeared to be on solid footing and inflation was largely under control. Looking at the reporting period as a whole, mid-cap stocks generated superior returns, with the Russell Midcap,vi Russell 1000,vii and Russell 2000viii Indexes returning 3.92%, 0.11%, and -1.25%, respectively. From a market style perspective, value-oriented stocks outperformed their growth counterparts.

During the reporting period, the fixed income market confounded many investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. When the period began, the federal funds target rate was 2.25% and the yield on the 10-year Treasury was 4.24%. When the reporting period ended, the federal funds rate rose to 3.25% and the 10-year yield fell to 3.92%. Declining long term rates, mixed economic data, and periodic flights to quality all supported bond prices. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Index,ix returned 2.51%.

Within this environment, the Funds performed as follows:1

Travelers Quality Bond Portfolio1

For the six months ended June 30, 2005, the Travelers Quality Bond Portfolio, excluding sales charges, returned 1.72%. The Fund outperformed its unmanaged benchmark, the Lehman Brothers Intermediate Government/ Credit Bond Index,x which returned 1.59% for the same period. It also outperformed the Lipper Variable Short-Intermediate Investment Grade Debt Funds Category Average2 which increased 0.96%.

Mondrian International Stock Portfolio1

For the six months ended June 30, 2005, the Mondrian International Stock Portfolio, excluding sales charges, returned -1.61%. The Fund outperformed its unmanaged benchmark, the MSCI EAFE GDP Index,xi which returned -2.09% for the same period. The Lipper Variable International Value Funds Category Average3 decreased 1.38% over the same time frame.

[1]	The Funds are underlying investment options of various variable annuity and variable life products. The Funds’ performance returns do not reflect the deduction of sales charges and expenses imposed in connection with investing in variable annuity and variable life contracts, such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance of the Funds. Past performance is no guarantee of future results.

[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended June 30, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 33 funds in the Fund’s Lipper category, and excluding sales charges.

[3]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended June 30, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 31 funds in the Fund’s Lipper category, and excluding sales charges.

PERFORMANCE SNAPSHOT
AS OF JUNE 30, 2005
(unaudited)

6 Months
Travelers Quality Bond Portfolio	1.72%

Lehman Brothers Intermediate Government/ Credit Bond Index	1.59%

Lipper Variable Short-Intermediate Investment Grade Debt Funds Category Average	0.96%

Mondrian International Stock Portfolio	-1.61%

MSCI EAFE GDP Index	-2.09%

Lipper Variable International Value Funds Category Average	-1.38%

Federated High Yield Portfolio	0.00%

Lehman Brothers High Yield Index	1.11%

Lehman Brothers Aggregate Bond Index	2.51%

Lipper Variable High Current Yield Funds Category Average	0.45%

Federated Stock Portfolio	0.60%

S&P 500 Barra Value Index	0.09%

Lipper Variable Multi-Cap Value Funds Category Average	0.45%

Disciplined Mid Cap Stock Portfolio	4.59%

S&P MidCap 400 Index	3.85%

Lipper Variable Mid-Cap Core Funds Category Average	3.18%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Fund returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2005 and include the reinvestment of dividends and capital gains distributions, if any. Returns were calculated among the 33 funds in the variable short-intermediate investment grade debt funds category. Returns were calculated among the 31 funds in the variable international value funds category. Returns were calculated among the 89 funds in the variable high current yield funds category. Returns were calculated among the 90 funds in the variable multi-cap value funds category. Returns were calculated among the 77 funds in the variable mid-cap core funds category.

Federated High Yield Portfolio4

For the six months ended June 30, 2005, the Federated High Yield Portfolio, excluding sales charges, returned 0.00%. These shares underperformed the Lipper Variable High Current Yield Funds Category Average5 which increased 0.45% over the same time frame. The Fund’s unmanaged benchmarks, the Lehman Brothers High Yield Indexxii and the Lehman Brothers Aggregate Bond Index, returned 1.11% and 2.51%, respectively, for the same period.

Federated Stock Portfolio4

For the six months ended June 30, 2005, the Federated Stock Portfolio, excluding sales charges, returned 0.60%. The Fund outperformed its unmanaged benchmark, the S&P 500 Barra Value Index,xiii which returned 0.09% for the same period. It also outperformed the Lipper Variable Multi-Cap Value Funds Category Average6, which increased 0.45% over the same time frame.

[4]	The Fund is an underlying investment option of various variable annuity and variable life products. The Fund’s performance returns do not reflect the deduction of sales charges and expenses imposed in connection with investing in variable annuity and variable life contracts, such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance of the Fund. Past performance is no guarantee of future results.

[5]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended June 30, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 89 funds in the Fund’s Lipper category, and excluding sales charges.

[6]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended June 30, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 90 funds in the Fund’s Lipper category, and excluding sales charges.

Disciplined Mid Cap Stock Portfolio7

For the six months ended June 30, 2005, the Disciplined Mid Cap Stock Portfolio, excluding sales charges, returned 4.59%. The Fund outperformed its unmanaged benchmark, the S&P MidCap 400 Index,xiv which returned 3.85% for the same period. It also outperformed the Lipper Variable Mid-Cap Core Funds Category Average8 which increased 3.18% over the same period.

Special Shareholder Notice

On January 31, 2005, Citigroup Inc. (“Citigroup”) announced that it had agreed to sell The Travelers Insurance Company and certain other domestic and international insurance businesses to MetLife Inc. (“MetLife”) pursuant to an acquisition agreement (“MetLife Transaction”). The sale included Travelers Asset Management International Company LLC (“TAMIC”), which serves as the investment advisor for the Funds. During the spring/summer 2005, the shareholders of the Funds approved the change in control of TAMIC from Citigroup to MetLife, as well as the new advisory agreements with TAMIC. The MetLife Transaction closed on July 1, 2005.

Information About Your Funds

As you may be aware, several issues in the mutual fund and variable annuity product industry have recently come under the scrutiny of federal and state regulators. The Travelers Insurance Company and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, revenue sharing, producer compensation and other mutual fund and variable annuity product issues in connection with various inquiries and or investigations. The Travelers Insurance Company and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Funds and their sub-administrator with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to Financial Statements included in this report.

As always, thank you for your continued confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer*

July 18, 2005

*	Mr. Gerken resigned as Chairman, President and Chief Executive Officer of the Funds when the MetLife Transaction closed on July 1, 2005.

[7]	The Fund is an underlying investment option of various variable annuity and variable life products. The Fund’s performance returns do not reflect the deduction of sales charges and expenses imposed in connection with investing in variable annuity and variable life contracts, such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance of the Fund. Past performance is no guarantee of future results.

[8]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended June 30, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 77 funds in the Fund’s Lipper category, and excluding sales charges.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
Portfolio holdings and breakdowns are as of June 30, 2005 and are subject to change. Please refer to pages 12 through 47 for a list and percentage breakdown of the Funds’ holdings.
All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
[v]	The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East.
vi	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.
vii	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
viii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
ix	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
[x]	The Lehman Brothers Intermediate Government/Credit Bond Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years.
xi	The MSCI EAFE GDP Index is an unmanaged index of common stocks of companies of companies located in Europe, Australasia and the Far East, generally considered representative of foreign markets.
xii	The Lehman Brothers High Yield Index covers the universe of fixed rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures, and 144-As are also included.
xiii	The S&P 500 Barra Value is a market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios relative to the S&P 500 as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)
xiv	The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

 Fund at a Glance — Travelers Quality Bond Portfolio (unaudited)

 Fund at a Glance — Mondrian International Stock Portfolio (unaudited)

 Fund at a Glance — Federated High Yield Portfolio (unaudited)

 Fund at a Glance — Federated Stock Portfolio (unaudited)

 Fund at a Glance — Disciplined Mid Cap Stock Portfolio (unaudited)

 Fund Expenses (unaudited)

          Example

      As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Funds’ expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

      This example is based on an investment of $1,000 invested on January 1, 2005 and held for the six months ended June 30, 2005.

          Actual Expenses

      The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

 Based on Actual Total Return(1)

		Beginning	Ending	Annualized	Expenses
	Actual Total	Account	Account	Expense	Paid During
	Return(2)	Value	Value	Ratio	the Period(3)

Travelers Quality Bond Portfolio	1.72%	$1,000.00	$1,017.20	0.44%	$2.20

Mondrian International Stock Portfolio	(1.61)	1,000.00	983.90	0.95	4.67

Federated High Yield Portfolio	0.00	1,000.00	1,000.00	0.86	4.26

Federated Stock Portfolio	0.60	1,000.00	1,006.00	0.93	4.63

Disciplined Mid Cap Stock Portfolio	4.59	1,000.00	1,045.90	0.81	4.11

(1)	For the six months ended June 30, 2005.
(2)	Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

 Fund Expenses (unaudited) (continued)

          Hypothetical Example for Comparison Purposes

      The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Funds with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

 Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Travelers Quality Bond Portfolio	5.00%	$1,000.00	$1,022.61	0.44%	$2.21

Mondrian International Stock Portfolio	5.00	1,000.00	1,020.08	0.95	4.76

Federated High Yield Portfolio	5.00	1,000.00	1,020.53	0.86	4.31

Federated Stock Portfolio	5.00	1,000.00	1,020.18	0.93	4.66

Disciplined Mid Cap Stock Portfolio	5.00	1,000.00	1,020.78	0.81	4.06

(1)	For the six months ended June 30, 2005.
(2)	Expenses are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Schedules of Investments (unaudited)	June 30, 2005
Travelers Quality Bond Portfolio

FACE
AMOUNT	RATING‡	SECURITY	VALUE

CORPORATE BONDS & NOTES — 45.9%

Aerospace/Defense — 0.6%

$1,100,000	BBB	Northrop Grumman Corp., Notes, 4.079% due 11/16/06	$1,097,183

Agriculture — 0.9%

1,700,000	BBB	Altria Group, Inc., Notes, 5.625% due 11/4/08	1,764,988

Auto Manufacturers — 1.0%

1,300,000	BBB	DaimlerChrysler North America Holding Corp., Notes, 7.300% due 1/15/12	1,454,571

400,000	BB+	Ford Motor Co., Global Landmark SecuritiesTM, 7.450% due 7/16/31	334,781

			1,789,352

Banks — 6.1%

1,720,000	AA-	ABN AMRO Bank NV, Senior Notes, 3.310% due 5/11/07 (a)	1,722,430

1,000,000	AA-	Bank of America Corp., Senior Notes, 5.375% due 6/15/14	1,064,433

700,000	A+	HSBC Bank USA, Subordinated Notes, 5.875% due 11/1/34	765,592

700,000	A-	Huntington National Bank, Senior Notes, 4.650% due 6/30/09	708,493

300,000	AA	Rabobank Capital Funding Trust III, Subordinated Notes, 5.254% due 12/31/16 (b)	308,376

500,000	A	RBS Capital Trust I, Subordinated Bank Guarantee, 4.709% due 12/29/49 (a)	494,104

800,000	A+	Royal Bank of Scotland Group PLC, Subordinated Bonds, 5.050% due 1/8/15	828,634
		U.S. Bank North America:

1,800,000	AA-	Notes, 2.870% due 2/1/07	1,771,654

1,000,000	A+	Subordinated Notes, 4.950% due 10/30/14	1,029,654
		Wachovia Bank North America, Subordinated Notes:

500,000	A+	4.800% due 11/1/14	506,783

1,400,000	A+	3.590% due 11/3/14 (a)	1,417,560

900,000	A-	Washington Mutual Bank FA, Subordinated Notes, 5.125% due 1/15/15	915,898

			11,533,611

Beverages — 1.0%

700,000	A+	Bottling Group LLC, Notes, 4.625% due 11/15/12	711,623

1,200,000	A	PepsiAmericas, Inc., Notes, 4.875% due 1/15/15	1,224,576

			1,936,199

Diversified Financial Services — 12.5%

1,000,000	AA+	AIG SunAmerica Global Financing VII, Senior Notes, 5.850% due 8/1/08 (b)	1,043,188

1,700,000	A+	American General Finance Corp., Medium-Term Notes, Series I, 3.875% due 10/1/09	1,661,991

1,170,000	BBB	Capital One Bank, Notes, 5.000% due 6/15/09	1,196,530

500,000	BBB-	Capital One Financial Corp., Notes, 5.500% due 6/1/15	512,493

1,500,000	A	Caterpillar Financial Services Corp., Notes, 4.700% due 3/15/12	1,529,745

900,000	A	Countrywide Financial Corp., Medium-Term Notes, Series A, 4.500% due 6/15/10	899,874

1,330,000	A	Countrywide Home Loans, Inc., Medium-Term Notes, Series L, 4.000% due 3/22/11	1,284,299
		Credit Suisse First Boston USA, Inc., Notes:

1,100,000	A+	3.875% due 1/15/09	1,087,954

600,000	A+	6.125% due 11/15/11	653,528
		Ford Motor Credit Co.:

1,900,000	BB+	Global Landmark SecuritiesTM, 6.875% due 2/1/06	1,919,256

200,000	BB+	Notes, 5.700% due 1/15/10	184,647
See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Travelers Quality Bond Portfolio

FACE
AMOUNT	RATING‡	SECURITY	VALUE

Diversified Financial Services — 12.5% (continued)

$600,000	BBB-	Glencore Funding LLC, Notes, 6.000% due 4/15/14 (b)	$576,301

2,100,000	A+	Goldman Sachs Group, Inc., Notes, 5.250% due 10/15/13	2,170,623

2,600,000	A	HSBC Finance Corp., Notes, 6.375% due 10/15/11	2,846,379

800,000	A	JPMorgan Chase & Co., Subordinated Notes, 5.250% due 5/1/15	828,290

1,300,000	A	Lehman Brothers Holdings, Inc., Medium-Term Notes, Series G, 4.800% due 3/13/14	1,315,935

1,700,000	AAA	MassMutual Global Funding II, Notes, 2.550% due 7/15/08 (a)(b)	1,623,718
		Merrill Lynch & Co., Inc., Medium-Term Notes, Series C:

700,000	A+	4.125% due 9/10/09	697,691

700,000	A+	4.250% due 2/8/10	698,984

700,000	A+	5.000% due 1/15/15	718,106

			23,449,532

Electric — 4.9%

700,000	BBB+	Dominion Resources, Inc., Senior Notes, Series F, 5.250% due 8/1/33	718,200

2,800,000	BBB	Pepco Holdings, Inc., Notes, 5.500% due 8/15/07	2,863,496

750,000	BB-	PSEG Energy Holdings LLC, Senior Notes, 8.625% due 2/15/08	800,625

1,700,000	AA	SP PowerAssets Ltd., Notes, 5.000% due 10/22/13 (b)	1,764,865

800,000	BBB-	TransAlta Corp., Notes, 5.750% due 12/15/13	842,625

2,200,000	BBB-	Xcel Energy, Inc., Senior Notes, 3.400% due 7/1/08	2,145,475

			9,135,286

Food — 1.7%

300,000	BB+	Delhaize America, Inc., Debentures, 9.000% due 4/15/31	376,044

1,300,000	BBB-	Fred Meyer, Inc., Notes, 7.450% due 3/1/08	1,399,226

1,400,000	BBB-	Safeway, Inc., Notes, 6.500% due 3/1/11	1,514,941

			3,290,211

Forest Products & Paper — 0.4%

700,000	BBB	International Paper Co., Notes, 5.300% due 4/1/15	703,376

Gas — 0.4%

700,000	A+	Southern California Gas Co., First Mortgage Bonds, Series II, 4.375% due 1/15/11	700,265

Health Care – Services — 0.4%

700,000	BBB+	WellPoint, Inc., Bonds, 6.800% due 8/1/12	790,995

Home Builders — 0.7%

600,000	BB+	D.R. Horton, Inc., Senior Notes, 5.250% due 2/15/15	583,886

800,000	BBB-	Pulte Homes, Inc., Senior Notes, 5.200% due 2/15/15	792,811

			1,376,697

Insurance — 0.8%
		Berkshire Hathaway Finance Corp.:

300,000	AAA	3.330% due 5/16/08 (a)(b)	300,107

700,000	AAA	4.750% due 5/15/12 (b)	707,416

400,000	BBB+	GE Global Insurance Holding Corp., Notes, 7.000% due 2/15/26	429,911

			1,437,434

See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Travelers Quality Bond Portfolio

FACE
AMOUNT	RATING‡	SECURITY	VALUE

Media — 4.2%

$400,000	BBB-	Clear Channel Communications, Inc., Senior Notes, 4.400% due 5/15/11	$376,529

900,000	BBB+	Comcast Cable Communications, Inc., Exchange Notes, 8.500% due 5/1/27	1,210,338

1,500,000	BBB-	COX Communications, Inc., Notes, 7.125% due 10/1/12	1,684,545

879,000	BB+	Liberty Media Corp., Senior Notes, 4.910% due 9/17/06 (a)	884,634

3,600,000	BBB+	Time Warner, Inc., Notes, 6.150% due 5/1/07	3,726,591

			7,882,637

Mining — 0.4%

600,000	BBB	Phelps Dodge Corp., Senior Notes, 8.750% due 6/1/11	726,301

Miscellaneous Manufacturing — 2.3%

2,400,000	AAA	General Electric Co., Notes, 5.000% due 2/1/13	2,481,914

1,800,000	BBB	Tyco International Group SA, 6.125% due 11/1/08	1,907,370

			4,389,284

Oil & Gas — 1.0%

700,000	BBB+	Anadarko Finance Co., Senior Notes, Series B, 6.750% due 5/1/11	778,720

1,000,000	BBB	Devon Financing Corp. ULC, Notes, 6.875% due 9/30/11	1,120,402

			1,899,122

Oil & Gas Services — 0.2%

400,000	BBB+	Cooper Cameron Corp., Senior Notes, 2.650% due 4/15/07	388,236

Pharmaceuticals — 1.2%

2,200,000	A	Wyeth, Notes, 5.500% due 2/1/14	2,322,100

Pipelines — 1.2%

300,000	BBB+	Consolidated Natural Gas Co., Senior Notes, 5.000% due 12/1/14	304,053

700,000	BBB-	Duke Capital LLC, Senior Notes, 4.331% due 11/16/06	701,165

870,000	BBB	Duke Energy Field Services Corp., Notes, 7.500% due 8/16/05	873,443

300,000	BBB+	Kinder Morgan Energy Partners LP, Notes, 5.125% due 11/15/14	303,988

			2,182,649

Real Estate — 0.3%

500,000	BBB-	Colonial Realty LP, Notes, 4.750% due 2/1/10	496,578

Real Estate Investment Trust — 1.3%

100,000	BBB+	AvalonBay Communities, Inc., Notes, 4.950% due 3/15/13	100,920

500,000	BBB	HRPT Properties Trust, Senior Notes, 6.250% due 8/15/16	542,456

660,000	BBB-	iStar Financial, Inc., Senior Notes, 6.000% due 12/15/10	687,288

200,000	A-	Kimco Realty Corp., Medium-Term Notes, Series C, 3.410% due 8/1/06 (a)	200,262

250,000	BBB-	Nationwide Health Properties, Inc., Medium-Term Notes, Series C, 6.900% due 10/1/37	280,870
		Simon Property Group LP, Notes:

300,000	BBB+	4.600% due 6/15/10 (b)	300,496

300,000	BBB+	5.100% due 6/15/15 (b)	300,419

			2,412,711

Software — 0.8%

1,500,000	BBB-	Computer Associates International, Inc., Senior Notes, 4.750% due 12/1/09 (b)	1,496,695

See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Travelers Quality Bond Portfolio

FACE
AMOUNT	RATING‡		SECURITY	VALUE

Telecommunications — 1.6%

$600,000	A-		Deutsche Telekom International Finance BV, Bonds, 8.750% due 6/15/30	$814,911

700,000	A		SBC Communications, Inc., Bonds, 6.450% due 6/15/34	789,763

1,350,000	BBB-		Sprint Capital Corp., Notes, 6.125% due 11/15/08	1,423,302

				3,027,976

			TOTAL CORPORATE BONDS & NOTES (Cost — $84,515,598)	86,229,418

ASSET-BACKED SECURITIES — 3.0%

Automobile — 1.1%

690,319	AAA		DaimlerChrysler Auto Trust, Series 2001-C, Class A4, 4.630% due 12/6/06	690,875

1,135,896	AAA		Ford Credit Auto Owner Trust, Series 2002-B, Class A4, 4.750% due 8/15/06	1,138,659

255,798	AAA		Toyota Auto Receivables Owner Trust, Series 2002-C, Class A3, 2.650% due 11/15/06	255,680

				2,085,214

Credit Card — 0.9%

1,700,000	AAA		Discover Card Master Trust I, Series 1996-3, Class A, 6.050% due 8/18/08	1,724,106

Home Equity — 0.6%

1,000,000	AAA		Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2002-2, Class 1A5, 5.833% due 4/25/32	1,028,198

Other — 0.4%

722,028	AAA		California Infrastructure PG&E-1, Series 1997-1, Class A7, 6.420% due 9/25/08	734,894

			TOTAL ASSET-BACKED SECURITIES (Cost — $5,865,375)	5,572,412

COLLATERALIZED MORTGAGE OBLIGATIONS — 5.5%

2,800,000	AAA		Banc of America Commercial Mortgage, Inc., Series 2004-6, Class AJ, 4.870% due 12/10/42	2,847,055
			JPMorgan Chase Commercial Mortgage Securities Corp.:

3,000,000	Aaa (c	)	Series 2004-C3, Class AJ, 4.922% due 1/15/42	3,059,819

1,150,000	AAA		Series 2005-LDP1, Class A4, 5.038% due 3/15/46	1,191,585
			LB-UBS Commercial Mortgage Trust:

1,090,000	AAA		Series 2002-C4, Class A5, 4.853% due 9/15/31	1,116,007

900,000	AAA		Series 2005-C1, Class AJ, 4.806% due 2/15/40	911,065

1,130,000	AAA		Morgan Stanley Capital I, Inc., Series 2005-IQ9, Class A4, 4.660% due 7/15/56	1,139,626

			TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS

			(Cost — $10,127,302)	10,265,157

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 32.7%

U.S. Government Agencies — 3.2%

1,200,000			FHLMC, step bond to yield 2.900% due 2/27/19	1,193,414
			FNMA:

2,400,000			1.750% due 6/16/06	2,355,310

2,600,000			step bond to yield 1.011% due 2/9/07	2,595,967

				6,144,691

See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Travelers Quality Bond Portfolio

FACE
AMOUNT	SECURITY	VALUE

U.S. Government Obligations — 29.5%

$1,000,000	U.S. Treasury Bonds, 5.250% due 2/15/29	$1,144,024
	U.S. Treasury Notes:

9,760,000	5.875% due 11/15/05	9,853,794

21,000,000	2.875% due 11/30/06	20,792,478

2,600,000	2.750% due 8/15/07	2,552,878

6,520,000	3.375% due 11/15/08	6,456,078

200,000	3.875% due 5/15/10	201,203

200,000	3.625% due 6/15/10	199,188

4,400,000	5.750% due 8/15/10	4,810,269

9,200,000	4.125% due 5/15/15	9,337,282

		55,347,194

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS

	(Cost — $61,563,131)	61,491,885

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT

	(Cost — $162,071,406)	163,558,872

SHORT-TERM INVESTMENT — 12.2%

Repurchase Agreement — 12.2%

22,839,000	State Street Bank & Trust Co., dated 6/30/05, 2.550% due 7/1/05, Proceeds due at maturity — $22,840,618; (Fully collateralized by U.S. Treasury Bond, 7.250% due 8/15/22; Market value — $23,299,824) (Cost — $22,839,000)	22,839,000

	TOTAL INVESTMENTS — 99.3% (Cost — $184,910,406#)	186,397,872

	Other Assets in Excess of Liabilities — 0.7%	1,364,880

	TOTAL NET ASSETS — 100.0%	$187,762,752

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted.
(a)	Variable rate securities. Coupon rates disclosed are those which are in effect at June 30, 2005. Maturity date shown is the date of the next coupon rate reset or actual maturity.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.
(c)	Rating by Moody’s Investors Service.
#	Aggregate cost for Federal income tax purposes is substantially the same.

See page 48 for definitions of ratings.

Abbreviations used in this schedule:
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Mondrian International Stock Portfolio

SHARES	SECURITY	VALUE

COMMON STOCK — 98.4%

Australia — 9.2%

264,800	Coles Myer Ltd. (a)	$1,867,602

281,867	National Australia Bank Ltd. (a)	6,603,680

1,740,014	Telstra Corp., Ltd. (a)	6,705,925

63,800	Wesfarmers Ltd.	1,944,217

		17,121,424

Belgium — 5.1%

8,700	Electrabel	3,800,827

202,500	Fortis	5,617,725

		9,418,552

Finland — 1.5%

141,500	UPM-Kymmene OYJ	2,716,844

France — 8.4%

60,300	Compagnie de Saint-Gobain (a)	3,347,856

54,400	Societe Generale (a)	5,538,401

28,600	Total SA	6,723,110

		15,609,367

Germany — 6.4%

139,100	Bayer AG (a)	4,643,124

111,817	RWE AG	7,221,340

		11,864,464

Hong Kong — 1.0%

393,500	HongKong Electric Holdings Ltd.	1,797,347

Italy — 2.9%

1,165,600	Banca Intesa SpA	5,337,610

Japan — 16.7%

121,500	Canon, Inc. (a)	6,397,620

1,393	KDDI Corp.	6,443,143

414,000	Matsushita Electric Industrial Co., Ltd.	6,282,229

125,100	Takeda Pharmaceutical Co., Ltd.	6,203,679

162,600	Toyota Motor Corp.	5,820,232

		31,146,903

Netherlands — 9.9%

231,800	ING Groep NV	6,553,956

261,418	Reed Elsevier NV	3,643,505

126,600	Royal Dutch Petroleum Co.	8,271,016

		18,468,477

Singapore — 1.6%

436,800	Oversea-Chinese Banking Corp., Ltd.	3,003,396

South Korea — 1.4%

60,400	POSCO, ADR (a)	2,655,788

See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Mondrian International Stock Portfolio

SHARES	SECURITY	VALUE

Spain — 9.2%

514,400	Banco Santander Central Hispano SA (a)	$5,968,304

176,471	Iberdrola SA (a)	4,658,644

396,156	Telefonica SA	6,489,576

		17,116,524

United Kingdom — 25.1%

584,600	Aviva PLC	6,518,822

155,800	Boots Group PLC	1,701,001

602,300	BP PLC	6,273,486

291,146	GlaxoSmithKline PLC	7,051,575

448,200	HBOS PLC	6,914,212

801,100	Lloyds TSB Group PLC	6,793,097

175,034	Rio Tinto PLC	5,359,573

628,700	Unilever PLC	6,069,447

		46,681,213

	TOTAL COMMON STOCK (Cost — $178,753,887)	182,937,909

RIGHT — 0.2%

Singapore — 0.2%

87,360	Oversea-Chinese Banking Corp. Ltd.* (Cost — $0)	333,999

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $178,753,887)	183,271,908

FACE
AMOUNT

SHORT-TERM INVESTMENTS — 16.5%

Repurchase Agreement — 0.9%

$1,697,000	State Street Bank & Trust Co., dated 6/30/05, 2.550% due 7/1/05; Proceeds at maturity — $1,697,120; (Fully collateralized by U.S. Treasury Bond, 8.750% due 5/15/17; Market value — $1,731,000) (Cost — $1,697,000)	1,697,000

SHARES

Securities Purchased from Securities Lending Collateral — 15.6%

29,000,415	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $29,000,415)	29,000,415

	TOTAL SHORT-TERM INVESTMENTS (Cost — $30,697,415)	30,697,415

	TOTAL INVESTMENTS — 115.1% (Cost — $209,451,302#)	213,969,323

	Liabilities in Excess of Other Assets — (15.1)%	(27,995,187)

	TOTAL NET ASSETS — 100.0%	$185,974,136

*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Notes 1 and 3).
#	Aggregate cost for Federal income tax purposes is substantially the same.
Abbreviation used in this schedule: ADR — American Depositary Receipt
See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Mondrian International Stock Portfolio

Summary of Investments by Sector**

Financials	31.8%

Energy	11.5

Telecommunication Services	10.6

Utilities	9.5

Consumer Discretionary	8.6

Materials	8.3

Health Care	7.2

Consumer Staples	5.2

Information Technology	3.5

Industrials	2.9

Other	0.9

100.0%

**	As a percentage of total market value (excluding securities purchased from securities lending collateral). Please note that Fund holdings are as of June 30, 2005 and are subject to change.
See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Federated High Yield Portfolio

FACE
AMOUNT	RATING‡	SECURITY	VALUE

CORPORATE BONDS & NOTES — 96.1%

Advertising — 2.1%
		Advanstar Communications, Inc.:

$125,000	B-	Senior Secured Notes, 10.750% due 8/15/10	$137,187

250,000	CCC+	Senior Subordinated Notes, Series B, 12.000% due 2/15/11	268,125

175,000	NR	Advanstar, Inc., Senior Subordinated Notes, Series B, step bond to yield 14.681% due 10/15/11	174,344

175,000	B	Lamar Media Corp., Senior Subordinated Notes, 7.250% due 1/1/13	185,500

157,000	Caa2 (a)	SITEL Corp., Senior Subordinated Notes, 9.250% due 3/15/06	156,215
		Vertis, Inc.:

550,000	CCC	Notes, Series B, 10.875% due 6/15/09	528,000

50,000	CCC	Senior Secured Notes, 9.750% due 4/1/09	52,250

350,000	CCC+	WDAC Subsidiary Corp., Senior Notes, 8.375% due 12/1/14 (b)	336,000

			1,837,621

Aerospace/Defense — 1.3%

175,000	B	Alliant Techsystems, Inc., Senior Subordinated Notes, 8.500% due 5/15/11	187,687

150,000	B	Argo-Tech Corp., Senior Notes, 9.250% due 6/1/11	163,500

75,000	B-	K&F Acquisition, Inc., Senior Subordinated Notes, 7.750% due 11/15/14	77,063

425,000	BB+	L-3 Communications Corp., Senior Subordinated Notes, 6.125% due 1/15/14	427,125

225,000	B-	TransDigm, Inc., Senior Subordinated Notes, 8.375% due 7/15/11	239,625

			1,095,000

Apparel — 0.4%

150,000	BB	Phillips-Van Heusen Corp., Senior Notes, 8.125% due 5/1/13	163,125

162,000	B+	William Carter Co., Senior Subordinated Notes, Series B, 10.875% due 8/15/11	182,276

			345,401

Auto Manufacturers — 1.1%

300,000	B	Cooper-Standard Automotive, Inc., 8.375% due 12/15/14	238,500
		General Motors Corp.:

500,000	BB	Senior Debentures, 8.375% due 7/15/33	420,000

275,000	BB	Senior Notes, 7.125% due 7/15/13	247,500

			906,000

Auto Parts & Equipment — 2.4%

225,000	CCC-	Advanced Accessory Systems LLC, Senior Notes, 10.750% due 6/15/11	182,250

150,000	CCC+	American Tire Distributors Holdings, Inc., Senior Notes, 10.750% due 4/1/13 (b)	144,000

200,000	B-	Rexnord Corp., Senior Subordinated Notes, 10.125% due 12/15/12	220,000

250,000	B-	Stanadyne Corp., Senior Subordinated Notes, Series 1, 10.000% due 8/15/14	237,500

125,000	B-	Stanadyne Holdings, Inc., Senior Discount Notes, step bond to yield 11.983% due 2/15/15	68,125

250,000	B+	Stoneridge, Inc., Senior Notes, 11.500% due 5/1/12	256,250

275,000	B-	Tenneco Automotive, Inc., Senior Subordinated Notes, 8.625% due 11/15/14	277,750
		TRW Automotive, Inc.:

75,000	BB-	Senior Notes, 9.375% due 2/15/13	83,438

310,000	BB-	Senior Subordinated Notes, 11.000% due 2/15/13	358,050

225,000	B	United Components, Inc., Senior Subordinated Notes, 9.375% due 6/15/13	227,812

			2,055,175

See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Federated High Yield Portfolio

FACE
AMOUNT	RATING‡	SECURITY	VALUE

Beverages — 0.4%

$150,000	BB	Constellation Brands, Inc., Senior Notes, Series B, 8.000% due 2/15/08	$160,500

200,000	B+	Cott Beverages USA, Inc., Senior Subordinated Notes, 8.000% due 12/15/11	215,500

			376,000

Biotechnology — 0.3%

225,000	BB-	Bio-Rad Laboratories, Inc., Senior Subordinated Notes, 6.125% due 12/15/14	228,375

Building Materials — 1.7%
		Associated Materials, Inc.:

275,000	CCC+	Senior Discount Notes, step bond to yield 10.957% due 3/1/14	176,000

125,000	CCC+	Senior Subordinated Notes, 9.750% due 4/15/12	130,000
		Goodman Global Holding Co., Inc.:

100,000	B-	Senior Notes, 6.410% due 6/15/12 (b)(c)	99,000

300,000	B-	Senior Subordinated Notes, 7.875% due 12/15/12 (b)	279,000

225,000	B-	HydroChem Industrial Services, Inc., Senior Subordinated Notes, 9.250% due 2/15/13 (b)	209,250

100,000	CCC+	Nortek, Inc., Senior Subordinated Notes, 8.500% due 9/1/14	93,500

250,000	CCC+	NTK Holdings, Inc., Senior Discount Notes, step bond to yield 10.747% due 3/1/14 (b)	118,750

150,000	B-	Ply Gem Industries, Inc., Senior Subordinated Notes, 9.000% due 2/15/12	127,500

50,000	BB-	Texas Industries, Inc., Senior Notes, 7.250% due 7/15/13 (b)	51,500

200,000	B-	U.S. Concrete, Inc., Senior Subordinated Notes, 8.375% due 4/1/14	189,000

			1,473,500

Chemicals — 4.3%

200,000	CCC+	Aventine Renewable Energy Holdings, Inc., Senior Secured Notes, 9.410% due 12/15/11 (b)(c)	193,000

300,000	B-	Borden U.S. Finance Corp./Nova Scotia Finance ULC, Second Priority Senior Secured Notes, 9.000% due 7/15/14 (b)	306,750

225,000	B-	Compass Minerals Group, Inc., Senior Subordinated Notes, 10.000% due 8/15/11	246,375

500,000	B-	Crystal U.S. Holdings 3 LLC/Crystal U.S. Sub. 3 Corp., Senior Discount Notes, Series B, step bond to yield 10.235% due 10/1/14	350,000

250,000	BB-	Equistar Chemicals LP/Equistar Funding Corp., Senior Notes, 10.125% due 9/1/08	271,875

125,000	BBB-	FMC Corp., Secured Notes, 10.250% due 11/1/09	141,406

150,000	B	Huntsman Advanced Materials LLC, Senior Secured Notes, 11.000% due 7/15/10	170,250

258,000	B	Huntsman International LLC, Senior Subordinated Notes, 10.125% due 7/1/09	266,707
		Lyondell Chemical Co.:
		Senior Secured Notes:

275,000	BB-	9.500% due 12/15/08	293,906

50,000	BB-	10.500% due 6/1/13	57,438

75,000	BB-	Series A, 9.625% due 5/1/07	80,438

250,000	B	Senior Subordinated Notes, 10.875% due 5/1/09	260,625

275,000	B-	Nalco Co., Senior Subordinated Notes, 8.875% due 11/15/13	296,312

250,000	CCC+	Polypore, Inc., Senior Subordinated Notes, 8.750% due 5/15/12	235,000

125,000	B-	PQ Corp., Senior Subordinated Notes, 7.500% due 2/15/13 (b)	123,438

75,000	B-	Rockwood Specialties Group, Inc., Subordinated Notes, 7.500% due 11/15/14 (b)	74,813

300,000	B-	UAP Holding Corp., Senior Discount Notes, step bond to yield 7.829% due 7/15/12	247,500
See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Federated High Yield Portfolio

FACE
AMOUNT	RATING‡	SECURITY	VALUE

Chemicals — 4.3% (continued)

$50,000	BBB-	Union Carbide Chemicals & Plastics Co., Inc., Debentures, 7.875% due 4/1/23	$56,740

50,000	BBB-	Union Carbide Corp., Debentures, 7.500% due 6/1/25	55,374

			3,727,947

Commercial Services — 1.2%

300,000	CCC+	Brand Services, Inc., Senior Notes, 12.000% due 10/15/12	322,500

200,000	B	Brickman Group LTD., Senior Subordinated Notes, Series B, 11.750% due 12/15/09	227,500
		NationsRent, Inc.:

175,000	B-	Senior Notes, 9.500% due 5/1/15 (b)	174,125

150,000	BB-	Senior Secured Notes, 9.500% due 10/15/10	164,250

125,000	BB-	United Rentals North America, Inc., Senior Notes, 6.500% due 2/15/12	123,594

			1,011,969

Computers — 0.9%
		Activant Solutions, Inc., Senior Notes:

75,000	B+	9.504% due 4/1/10 (b)(c)	78,000

250,000	B+	10.500% due 6/15/11	272,500

225,000	BB+	Seagate Technology HDD Holdings, Senior Notes, 8.000% due 5/15/09	240,469

225,000	BB+	Unisys Corp., Senior Notes, 6.875% due 3/15/10	222,187

			813,156

Diversified Financial Services — 6.4%

300,000	B-	AAC Group Holding Corp., Senior Discount Notes, step bond to yield 8.904% due 10/1/12 (b)	204,000

300,000	BB	American Real Estate Partners LP/American Real Estate Finance Corp., Senior Notes, 7.125% due 2/15/13 (b)	295,500

100,000	B-	AMR HoldCo, Inc./EmCare HoldCo, Inc., Senior Subordinated Notes, 10.000% due 2/15/15 (b)	107,000

240,366	BBB-	Caithness Coso Funding Corporation, Secured Notes, Series B, 9.050% due 12/15/09	258,995

179,000	B-	Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	201,375

50,000	NR	Diamond Brands Operating Corp., Senior Subordinated Notes, 10.125% due 4/15/08 (d)(e)(f)	720
		General Motors Acceptance Corp.:

600,000	BB	Bonds, 8.000% due 11/1/31	536,767

475,000	BB	Notes, 6.875% due 9/15/11	439,003

275,000	B-	Global Cash Access LLC/Global Cash Finance Corp., Senior Subordinated Notes, 8.750% due 3/15/12	300,438

250,000	B-	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	251,250

125,000	B-	K & F Parent, Inc., Senior Notes, 11.500% due 2/1/15 (b)(g)	132,813

216,000	B-	Nalco Finance Holdings LLC, Senior Notes, step bond to yield 9.711% due 2/1/14	160,650

175,000	B-	NSP Holdings/NSP Holdings Capital Corp., Senior Notes, 11.750% due 1/1/12 (g)	191,625

250,000	B-	Sensus Metering Systems, Inc., Senior Subordinated Notes, 8.625% due 12/15/13	233,750
See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Federated High Yield Portfolio

FACE
AMOUNT	RATING‡	SECURITY	VALUE

Diversified Financial Services — 6.4% (continued)

$150,000	B-	Standard Aero Holdings, Inc., Senior Subordinated Notes, 8.250% due 9/1/14 (b)	$159,000

1,421,676	BB-	Targeted Return Index Sector (TRAINS), HY-2004-1, Senior Secured Notes, 8.211% due 8/1/15 (b)(c)	1,504,229

225,000	B-	UGS Corp., 10.000% due 6/1/12	250,875

250,000	B-	Visant Corp., 7.625% due 10/1/12	248,125

			5,476,115

Electric — 3.7%

375,000	B+	Edison Mission Energy, Senior Notes, 9.875% due 4/15/11	441,094

125,000	BB-	FPL Energy National Wind, Secured Notes, 6.125% due 3/25/19 (b)	121,592

125,000	B-	Inergy LP/Inergy Finance Corp., Senior Notes, 6.875% due 12/15/14 (b)	122,187
		Nevada Power Co.:
		General and Refunding Mortgage Notes, Series I:

50,000	BB	6.500% due 4/15/12	52,500

50,000	BB	5.875% due 1/15/15 (b)	50,500

400,000	BB	Second Mortgage, 9.000% due 8/15/13	452,000

75,000	BB+	Northwestern Corp., Secured Notes, 5.875% due 11/1/14 (b)	77,250

287,000	B	NRG Energy, Inc., Senior Secured Notes, 8.000% due 12/15/13 (b)	304,220
		PSEG Energy Holdings LLC, Senior Notes:

200,000	BB-	8.625% due 2/15/08	213,500

250,000	BB-	10.000% due 10/1/09	281,875
		Reliant Energy, Inc., Senior Secured Notes:

125,000	B+	9.250% due 7/15/10	136,875

325,000	B+	9.500% due 7/15/13	362,375

75,000	BB	TECO Energy, Inc., Senior Notes, 6.750% due 5/1/15 (b)	79,875

425,000	B	Texas Genco LLC/Texas Genco Financing Corp., Senior Notes, 6.875% due 12/15/14 (b)	449,437

			3,145,280

Electrical Components & Equipment — 0.5%

175,000	B-	Coleman Cable, Inc., Senior Notes, 9.875% due 10/1/12 (b)	156,625

300,000	B	Superior Essex Communications LLC/Essex Group, Inc., Senior Notes, 9.000% due 4/15/12	298,500

			455,125

Entertainment — 3.1%

375,000	CCC+	AMC Entertainment, Inc., Senior Secured Notes, 9.875% due 2/1/12	374,062

525,000	B-	Cinemark, Inc., Senior Discount Notes, step bond to yield 9.474% due 3/15/14	351,750

150,000	B-	Cinemark USA, Inc., Senior Subordinated Notes, 9.000% due 2/1/13	154,875

75,000	B-	Herbst Gaming, Inc., Senior Subordinated Notes, 7.000% due 11/15/14	75,938
		Isle of Capri Casinos, Inc., Senior Subordinated Notes:

225,000	B	9.000% due 3/15/12	245,813

50,000	B	7.000% due 3/1/14	50,500

325,000	CCC+	LCE Acquisition Corp., Senior Subordinated Notes, 9.000% due 8/1/14 (b)	316,062

175,000	B+	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 8.000% due 4/1/12	188,125
See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Federated High Yield Portfolio

FACE
AMOUNT	RATING‡	SECURITY	VALUE

Entertainment — 3.1% (continued)
		Penn National Gaming, Inc., Senior Subordinated Notes:

$50,000	B	8.875% due 3/15/10	$53,750

250,000	B	6.750% due 3/1/15 (b)	249,375

425,000	B-	Universal City Development Partners, Senior Notes, 11.750% due 4/1/10	489,812
		Universal City Florida Holdings UCD, Senior Notes:

75,000	B-	7.960% due 5/1/10 (c)	78,188

50,000	B-	8.375% due 5/1/10	52,375

			2,680,625

Environmental Control — 1.4%
		Aleris International, Inc., Senior Secured Notes:

225,000	B	10.375% due 10/15/10	248,062

100,000	B-	9.000% due 11/15/14	104,000
		Allied Waste North America, Inc., Series B:

450,000	BB-	Senior Notes, 8.875% due 4/1/08	474,750

117,000	BB-	Senior Secured Notes, 9.250% due 9/1/12	126,945

200,000	B	Clean Harbors, Inc., Senior Secured Notes, 11.250% due 7/15/12 (b)	223,000

			1,176,757

Food — 4.6%

275,000	B-	American Seafood Group LLC, Senior Subordinated Notes, 10.125% due 4/15/10	294,937

550,000	B-	ASG Consolidated LLC/ASG Finance, Inc., Senior Discount Notes, step bond to yield 11.387% due 11/1/11	397,375

150,000	B	B&G Foods, Inc., Senior Notes, 8.000% due 10/1/11	155,813

63,000	B-	Birds Eye Foods, Inc., Senior Subordinated Notes, 11.875% due 11/1/08	65,441

400,000	B	Del Monte Corp., Senior Subordinated Notes, 8.625% due 12/15/12	442,000
		Dole Foods Co., Inc., Senior Notes:

200,000	B+	8.625% due 5/1/09	214,000

275,000	B+	7.250% due 6/15/10	280,500

125,000	CCC	Eagle Family Foods, Inc., Senior Subordinated Notes, Series B, 8.750% due 1/15/08	100,625

98,000	B	Gold Kist, Inc., Senior Notes, 10.250% due 3/15/14	111,230

275,000	B-	Michael Foods, Inc., Senior Subordinated Notes, 8.000% due 11/15/13	281,188

175,000	B-	National Beef Packing Co./NB Finance Corp. LLC, Senior Notes, 10.500% due 8/1/11	167,563

275,000	B-	Pierre Foods, Inc., Senior Subordinated Notes, 9.875% due 7/15/12	285,312
		Pilgrim’s Pride Corp.:

100,000	BB-	Senior Notes, 9.625% due 9/15/11	109,750

175,000	B+	Senior Subordinated Notes, 9.250% due 11/15/13	195,125
		Smithfield Foods, Inc., Senior Notes, Series B:

250,000	BB	8.000% due 10/15/09	271,250

325,000	BB	7.750% due 5/15/13	355,875
		Swift & Co.:

100,000	B+	Senior Notes, 10.125% due 10/1/09	109,500

125,000	B	Senior Subordinated Notes, 12.500% due 1/1/10	140,156

			3,977,640

See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Federated High Yield Portfolio

FACE
AMOUNT	RATING‡	SECURITY	VALUE

Forest Products & Paper — 2.7%

$250,000	BB-	Abitibi-Consolidated, Inc., Senior Notes, 8.375% due 4/1/15	$256,250
		Boise Cascade LLC:

75,000	B+	Senior Notes, 6.016% due 10/15/12 (b)(c)	76,125

100,000	B+	Senior Subordinated Notes, 7.125% due 10/15/14 (b)	98,750
		Georgia-Pacific Corp.:

500,000	BB+	Notes, 7.500% due 5/15/06	515,000
		Senior Notes:

250,000	BB+	8.125% due 5/15/11	283,125

400,000	BB+	9.375% due 2/1/13	454,500

300,000	B	Mercer International, Inc., Senior Notes, 9.250% due 2/15/13	241,500

275,000	CCC+	NewPage Corp., Senior Subordinated Notes, 12.000% due 5/1/13 (b)	273,625

200,000	B	Tembec Industries, Inc., Senior Notes, 8.500% due 2/1/11	155,500

			2,354,375

Health Care – Products — 2.3%

725,000	B-	CDRV Investors, Inc., Senior Discount Notes, step bond to yield 10.057% due 7/1/14 (b)	358,875
		Fisher Scientific International, Inc., Senior Subordinated Notes:

325,000	BB+	8.000% due 9/1/13	372,937

50,000	BB+	6.750% due 8/15/14	52,500

425,000	BB+	6.125% due 7/1/15 (b)	427,656

100,000	CCC+	Hanger Orthopedic Group, Inc., Senior Notes, 10.375% due 2/15/09	92,750

300,000	B-	Medical Device Manufacturing, Inc., Senior Subordinated Notes, Series B, 10.000% due 7/15/12	324,000

75,000	B-	Safety Products Holdings, Inc., Senior Unsecured Notes, 11.750% due 1/1/12 (b)(g)	71,063

150,000	BB-	Sybron Dental Specialties, Inc., Senior Subordinated Notes, 8.125% due 6/15/12	161,250

75,000	B-	VWR International, Inc., Senior Subordinated Notes, 8.000% due 4/15/14	71,813

			1,932,844

Health Care – Services — 3.9%

375,000	B-	AmeriPath, Inc., Senior Subordinated Notes, 10.500% due 4/1/13	381,562

225,000	B-	Ardent Health Services, Inc., Senior Subordinated Notes, 10.000% due 8/15/13	273,094
		Concentra Operating Corp., Senior Subordinated Notes:

175,000	B-	9.500% due 8/15/10	187,250

50,000	B-	9.125% due 6/1/12	53,250

275,000	B	DaVita, Inc., Senior Subordinated Notes, 7.250% due 3/15/15 (b)	283,938
		HCA, Inc., Notes:

375,000	BB+	8.750% due 9/1/10	428,066

300,000	BB+	6.750% due 7/15/13	317,173

400,000	BB+	6.375% due 1/15/15	416,043

275,000	BB+	7.500% due 11/6/33	297,147

143,382	B+	Magellan Health Services, Inc., Senior Notes, Series A, 9.375% due 11/15/08	153,419

250,000	B-	National Mentor, Inc., Senior Subordinated Notes, 9.625% due 12/1/12 (b)	264,375

250,000	B	Tenet Healthcare Corp., Senior Notes, 9.875% due 7/1/14	269,375

			3,324,692

See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Federated High Yield Portfolio

FACE
AMOUNT	RATING‡	SECURITY	VALUE

Home Builders — 0.3%

$250,000	B	Builders FirstSource, Inc., Secured Notes, 7.518% due 2/15/12 (b)(c)	$250,000

Home Furnishings — 1.2%

325,000	CCC+	ALH Finance LLC/ALH Finance Corporation, Senior Subordinated Notes, 8.500% due 1/15/13	299,406

50,000	NR	Glenoit Corp., Senior Subordinated Notes, 11.000% due 4/15/07 (d)(e)	0

150,000	B-	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	155,250

425,000	B-	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 9.746% due 9/1/12	295,375

250,000	B-	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	253,750

			1,003,781

Household Products/Wares — 1.1%

75,000	B-	American Achievement Corp., Senior Subordinated Notes, 8.250% due 4/1/12	75,750

125,000	B+	Church & Dwight Co., Inc., Senior Subordinated Notes, 6.000% due 12/15/12 (b)	126,875

300,000	CCC+	Playtex Products, Inc., Senior Subordinated Notes, 9.375% due 6/1/11	317,250

400,000	B-	Spectrum Brands, Inc., Senior Subordinated Notes, 7.375% due 2/1/15 (b)	389,000

			908,875

Housewares — 1.0%

300,000	CCC	Ames True Temper, Inc., Senior Subordinated Notes, 10.000% due 7/15/12	243,000

225,000	B-	Jarden Corp., Senior Subordinated Notes, 9.750% due 5/1/12	238,219

550,000	B-	Visant Holding Corp., Senior Discount Notes, step bond to yield 9.956% due 12/1/13	390,500

			871,719

Insurance — 0.2%

175,000	CCC+	IAAI Finance Corp., Senior Subordinated Notes, 11.000% due 4/1/13 (b)	181,060

Internet — 0.2%

194,000	B-	FTD, Inc., Senior Subordinated Notes, 7.750% due 2/15/14	191,090

Iron – Steel — 0.3%

150,000	NR	Republic Technologies International LLC/RTI Capital Corp., Senior Secured Notes, 13.750% due 7/15/09 (d)(e)(f)	0

210,000	BB	United States Steel Corp., Senior Notes, 9.750% due 5/15/10	227,850

			227,850

Leisure Time — 0.6%

175,000	BB	K2, Inc., Senior Notes, 7.375% due 7/1/14	185,063

325,000	B-	Knowledge Learning Center, Inc., 7.750% due 2/1/15 (b)	312,000

			497,063

Lodging — 6.2%

175,000	B-	155 East Tropicana LLC/155 East Tropicana Finance Corp., Senior Secured Notes, 8.750% due 4/1/12 (b)	171,063
		Boyd Gaming Corp., Senior Subordinated Notes:

100,000	B+	8.750% due 4/15/12	109,125

175,000	B+	7.750% due 12/15/12	187,906
See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Federated High Yield Portfolio

FACE
AMOUNT	RATING‡	SECURITY	VALUE

Lodging — 6.2% (continued)
		Caesars Entertainment, Inc., Senior Subordinated Notes:

$275,000	BB+	7.875% due 3/15/10	$309,375

300,000	BB+	8.125% due 5/15/11	346,500

275,000	B-	Gaylord Entertainment Co., Senior Notes, 6.750% due 11/15/14	270,187

500,000	BB+	Harrah’s Operating Co., Inc., Senior Subordinated Notes, 7.875% due 12/15/05	508,750

28,000	B+	HMH Properties, Inc., Senior Secured Notes, Series B, 7.875% due 8/1/08	28,560

146,000	B	Interline Brands, Inc., Senior Subordinated Notes, 11.500% due 5/15/11	161,330

275,000	B+	Intrawest Corp., Senior Notes, 7.500% due 10/15/13	283,594

225,000	B	Kerzner International Ltd., Senior Subordinated Notes, 8.875% due 8/15/11	241,875
		Mandalay Resort Group:
		Senior Notes:

125,000	BB	9.500% due 8/1/08	139,844

150,000	BB	8.500% due 9/15/10	167,250

18,023	B+	Senior Subordinated Notes, 9.375% due 2/15/10	20,231
		MGM MIRAGE, Inc., Senior Subordinated Notes:

500,000	B+	9.750% due 6/1/07	544,375

550,000	B+	Series B, 10.250% due 8/1/07	607,750

225,000	B+	MTR Gaming Group, Inc., Senior Notes, Series B, 9.750% due 4/1/10	245,250

175,000	BB+	Royal Caribbean Cruises Ltd., Senior Notes, 8.000% due 5/15/10	194,687
		Starwood Hotels & Resorts Worldwide, Inc., Senior Notes:

350,000	BB+	7.375% due 5/1/07	367,500

100,000	BB+	7.875% due 5/1/12	113,250
		Station Casinos, Inc.:

50,000	BB-	Senior Notes, 6.000% due 4/1/12	51,000

200,000	B+	Senior Subordinated Notes, 6.500% due 2/1/14	205,000

			5,274,402

Machinery – Construction & Mining — 0.4%

150,000	NR	Clark Material Handling Company, Senior Notes, Series D, 10.750% due 11/15/06 (d)(e)(f)	0
		Columbus McKinnon Corp.:

50,000	B-	Senior Secured Notes, 10.000% due 8/1/10	54,500

275,000	CCC+	Senior Subordinated Notes, 8.500% due 4/1/08	270,875

			325,375

Machinery – Diversified — 0.5%

400,000	Ba3 (a)	Case New Holland, Inc., Senior Notes, 9.250% due 8/1/11	422,000

Media — 9.1%
		American Media Operations, Inc.:

200,000	CCC+	8.875% due 1/15/11	190,500

175,000	CCC+	Series B, 10.250% due 5/1/09	175,875

300,000	B+	Cablevision Systems Corp., Senior Notes, Series B, 8.000% due 4/15/12	295,500

350,000	CCC+	CBD Media Holdings LLC, Senior Notes, 9.250% due 7/15/12	356,125

425,000	CCC-	Charter Communications Holdings LLC, Senior Discount Notes, 9.920% due 4/1/11	312,375

500,000	CCC-	Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp., Senior Notes, 10.250% due 9/15/10	508,125

375,000	BB-	CSC Holdings, Inc., Senior Notes, 7.875% due 12/15/07	389,062
See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Federated High Yield Portfolio

FACE
AMOUNT	RATING‡	SECURITY	VALUE

Media — 9.1% (continued)

$500,000	B	Dex Media, Inc., Discount Notes, step bond to yield 9.067% due 11/15/13	$405,000

276,000	B	Dex Media East LLC/Dex Media East Finance Co., 12.125% due 11/15/12	331,890

488,000	B	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13	558,760
		DirecTV Holdings LLC/DirecTV Financing Co., Senior Notes:

211,000	BB-	8.375% due 3/15/13	234,737

175,000	BB-	6.375% due 6/15/15 (b)	175,000
		EchoStar DBS Corp.:
		Senior Notes:

225,000	BB-	5.750% due 10/1/08	224,719

200,000	BB-	6.375% due 10/1/11	199,250

100,000	BB-	6.625% due 10/1/14	99,250

125,000	B-	Emmis Communications Corp., Senior Notes, 9.314% due 6/15/12 (b)(c)	127,813

375,000	B-	Houghton Mifflin Co., Senior Discount Notes, step bond to yield 11.154% due 10/15/13	275,625

525,000	B	Kabel Deutschland GMBH, Senior Notes, 10.625% due 7/1/14 (b)	572,250

175,000	B-	LodgeNet Entertainment Corp., Senior Subordinated Debentures, 9.500% due 6/15/13	191,625

150,000	B	Majestic Star Casino LLC, Senior Secured Notes, 9.500% due 10/15/10	155,250

175,000	CCC+	NBC Acquisition Corp., Senior Discount Notes, step bond to yield 11.013% due 3/15/13	126,000

100,000	CCC+	Nebraska Book Co., Inc., Senior Subordinated Notes, 8.625% due 3/15/12	93,750

200,000	B	PRIMEDIA, Inc., Senior Notes, 8.875% due 5/15/11	210,500

300,000	B	Quebecor Media, Inc., Senior Notes, 11.125% due 7/15/11	334,875

325,000	B+	Rainbow National Services LLC, Senior Subordinated Debentures, 10.375% due 9/1/14 (b)	375,375

200,000	BB-	Reader’s Digest Association, Inc., Senior Notes, 6.500% due 3/1/11	204,000

225,000	B	Sinclair Broadcast Group, Inc., Senior Subordinated Notes, 8.750% due 12/15/11	237,375

94,000	CCC+	XM Satellite Radio, Inc., Senior Secured Notes, 12.000% due 6/15/10	106,220
		Yell Finance BV:

179,000	B+	Senior Discount Notes, step bond to yield 16.740% due 8/1/11	180,342

97,000	B+	Senior Notes, 10.750% due 8/1/11	107,428

			7,754,596

Metal Fabricate – Hardware — 0.6%

200,000	B	Hawk Corp., Senior Notes, 8.750% due 11/1/14	204,000

175,000	B-	Mueller Group, Inc., Senior Subordinated Notes, 10.000% due 5/1/12	184,625

100,000	B+	Valmont Industries, Inc., Senior Subordinated Notes, 6.875% due 5/1/14	100,500

			489,125

Mining — 0.4%
		Compass Minerals International, Inc.:

150,000	B+	Senior Notes, Series B, step bond to yield 12.740% due 12/15/12	132,000

275,000	B-	Senior Subordinated Notes, Series B, step bond to yield 11.980% due 6/1/13	231,000

			363,000

See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Federated High Yield Portfolio

FACE
AMOUNT	RATING‡	SECURITY	VALUE

Miscellaneous Manufacturing — 2.3%

$250,000	B-	Aearo Co. I, Senior Subordinated Notes, 8.250% due 4/15/12	$251,250

100,000	B	Amsted Industries, Inc., Senior Notes, 10.250% due 10/15/11 (b)	108,500

150,000	B-	Da-Lite Screen Co., Inc., Senior Notes, 9.500% due 5/15/11	160,500

50,000	Caa1 (a)	GFSI, Inc., Senior Subordinated Notes, Series B, 9.625% due 3/1/07	45,750

150,000	B	Koppers, Inc., Senior Secured Notes, 9.875% due 10/15/13	162,750
		Neenah Co.:

191,000	CCC+	Senior Secured Notes, 11.000% due 9/30/10 (b)	208,190

159,574	CCC+	Senior Subordinated Notes, 13.000% due 9/30/13 (b)	158,776

250,000	B-	Norcross Safety Products LLC/Norcoss Capital Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/11	262,500
		Reddy Ice Group, Inc.:

325,000	B-	Senior Discount Notes, step bond to yield 11.013% due 11/1/12 (b)	235,625

200,000	B-	Senior Subordinated Notes, 8.875% due 8/1/11	223,000

150,000	B	Ryerson Tull, Inc., Notes, 9.125% due 7/15/06	153,750

			1,970,591

Office Furnishings — 0.3%

205,000	B	Tempur-Pedic, Inc./Tempur Production USA, Inc., Senior Subordinated Notes, 10.250% due 8/15/10	226,525

Office/Business Equipment — 1.0%

125,000	B	Danka Business Systems PLC, Senior Notes, 11.000% due 6/15/10	100,625
		Xerox Corp., Senior Notes:

450,000	BB-	9.750% due 1/15/09	513,563

225,000	BB-	7.625% due 6/15/13	243,281

			857,469

Oil & Gas — 1.6%

175,000	BB-	AmeriGas Partners LP, Senior Notes, 7.250% due 5/20/15 (b)	182,875

225,000	B	Compton Petroleum Corp., Senior Notes, 9.900% due 5/15/09	241,875

175,000	B	El Paso Production Holding Co., Senior Notes, 7.750% due 6/1/13	187,687

150,000	BB	Pogo Producing Co., Senior Subordinated Notes, 6.625% due 3/15/15 (b)	155,625
		Range Resources Corp.:

125,000	B	6.375% due 3/15/15	125,000

75,000	B	Senior Subordinated Notes, 7.375% due 7/15/13	80,250

125,000	BB-	SEMCO Energy, Inc., Senior Notes, 7.125% due 5/15/08	127,886

250,000	B	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	270,625

			1,371,823

Oil & Gas Services — 0.1%

50,000	B	Lone Star Technologies, Inc., Senior Subordinated Notes, Series B, 9.000% due 6/1/11	52,813

Packaging & Containers — 3.1%

325,000	B-	Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12	356,281

150,000	CCC+	Graham Packaging Co., Inc., Senior Notes, 8.500% due 10/15/12 (b)	152,250

300,000	B-	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	303,750

250,000	BB-	Greif, Inc., Senior Subordinated Notes, 8.875% due 8/1/12	270,000
See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Federated High Yield Portfolio

FACE
AMOUNT	RATING‡	SECURITY	VALUE

Packaging & Containers — 3.1% (continued)

$300,000	B	Jefferson Smurfit Corp., Senior Notes, 8.250% due 10/1/12	$303,000
		Owens-Brockway Glass Container, Inc.:

250,000	BB-	Secured Notes, 8.875% due 2/15/09	266,875

100,000	B	Senior Notes, 8.250% due 5/15/13	109,125

150,000	BB-	Senior Secured Notes, 7.750% due 5/15/11	160,125

350,000	B	Owens-Illinois, Inc., Senior Notes, 8.100% due 5/15/07	365,750

225,000	CCC+	Pliant Corp., Senior Subordinated Notes, 13.000% due 6/1/10	183,375

18,259	NR	Russell-Stanley Holdings, Inc., Senior Subordinated Notes, 9.000% due 11/30/08 (b)(e)(f)(g)	9,376

175,000	B	Smurfit-Stone Container Enterprises, Inc., Senior Notes, 9.750% due 2/1/11	185,937

			2,665,844

Pharmaceuticals — 0.5%

200,000	CCC+	Leiner Health Products, Inc., Senior Subordinated Notes, 11.000% due 6/1/12	197,000

190,000	B+	WH Holdings Ltd./WH Capital Corp., Senior Notes, 9.500% due 4/1/11	204,250

			401,250

Pipelines — 3.6%
		El Paso Corp.:

175,000	B-	Medium-Term Notes, 6.950% due 12/15/07	177,844
		Senior Medium-Term Notes:

325,000	B-	8.050% due 10/15/30	323,375

275,000	B-	7.800% due 8/1/31	268,813

225,000	B-	Senior Notes, 6.750% due 5/15/09	226,125

300,000	B+	Holly Energy Partners LP, Senior Notes, 6.250% due 3/1/15 (b)	294,000

50,000	B+	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes, 6.875% due 11/1/14 (b)	50,000

175,000	BB-	Pacific Energy Partners LP/Pacific Energy Finance Corp., Senior Notes, 7.125% due 6/15/14	183,094
		Tennessee Gas Pipeline Co.:

450,000	B	Bonds, 8.375% due 6/15/32	531,761

150,000	B	Debentures, 7.500% due 4/1/17	166,898

150,000	B+	Transcontinental Gas Pipe Line Corp., Senior Notes, Series B, 8.875% due 7/15/12	179,250
		Williams Cos., Inc.:

425,000	B+	Notes, 7.875% due 9/1/21	485,562

200,000	B+	Senior Notes, 7.625% due 7/15/19	226,000

			3,112,722

Real Estate — 0.1%

114,000	BB-	CB Richard Ellis Services, Inc., Senior Notes, 9.750% due 5/15/10	127,110

See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Federated High Yield Portfolio

FACE
AMOUNT	RATING‡	SECURITY	VALUE

Real Estate Investment Trust — 0.9%
		Host Marriott LP, Senior Notes:

$325,000	B+	7.125% due 11/1/13	$340,437

100,000	B+	6.375% due 3/15/15 (b)	99,500
		Ventas Realty LP/Ventas Capital Corp., Senior Notes:

250,000	BB	6.625% due 10/15/14	252,500

75,000	BB	7.125% due 6/1/15 (b)	78,375

			770,812

Retail — 4.1%
		Affinity Group, Inc., Senior Subordinated Notes:

150,000	B-	9.000% due 2/15/12	152,625

175,000	B-	10.875% due 2/15/12	170,188

50,000	CCC	Buffets, Inc., Senior Subordinated Notes, 11.250% due 7/15/10	50,625

150,000	B-	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13 (b)	152,625

250,000	B	Couche-Tard U.S. LP/Couche-Tard Finance Corp., Senior Subordinated Notes, 7.500% due 12/15/13	263,750

128,000	B-	Domino’s, Inc., Senior Subordinated Notes, 8.250% due 7/1/11	136,960

125,000	CCC+	General Nutrition Centers, Inc., Senior Subordinated Notes, 8.500% due 12/1/10	100,625

175,000	B	Hines Nurseries, Inc., Senior Subordinated Notes, 10.250% due 10/1/11	181,125
		J.C. Penney Co., Inc., Notes:

50,000	BB+	7.600% due 4/1/07	52,750

476,000	BB+	9.000% due 8/1/12	565,250

250,000	B	Jean Coutu Group, Inc., Senior Subordinated Notes, 8.500% due 8/1/14	248,125

275,000	B	Landry’s Restaurants, Inc., Series B, 7.500% due 12/15/14	267,437

275,000	B+	R.H. Donnelley, Inc., Senior Subordinated Notes, 10.875% due 12/15/12	321,062
		Rite Aid Corp.:

100,000	B+	Senior Notes, 9.500% due 2/15/11	107,000

300,000	B+	Senior Secured Second Lien Notes, 8.125% due 5/1/10	310,500

250,000	CCC+	True Temper Sports, Inc., 8.375% due 9/15/11	233,125

175,000	B	United Auto Group, Inc., Senior Subordinated Notes, 9.625% due 3/15/12	187,688

			3,501,460

Semiconductors — 0.2%

175,000	BB+	Freescale Semiconductor, Inc., Senior Notes, 7.125% due 7/15/14	189,000

Software — 0.4%

325,000	BB-	Ingram Micro, Inc., Senior Subordinated Notes, 9.875% due 8/15/08	343,688

Telecommunications — 8.6%

163,000	B-	Alaska Communications Systems Holdings, Inc., Senior Notes, 9.875% due 8/15/11	173,595

900,000	BB+	AT&T Corp., Senior Notes, 9.750% due 11/15/31	1,175,625
		Cincinnati Bell, Inc.:

250,000	B-	Senior Notes, 7.250% due 7/15/13	263,750

75,000	B-	Senior Subordinated Notes, 8.375% due 1/15/14	77,250
See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Federated High Yield Portfolio

FACE
AMOUNT	RATING‡	SECURITY	VALUE

Telecommunications — 8.6% (continued)
		Citizens Communications Co.:

$75,000	BB+	Notes, 9.250% due 5/15/11	$84,094
		Senior Notes:

150,000	BB+	6.250% due 1/15/13	145,875

200,000	BB+	9.000% due 8/15/31	206,000

50,000	B-	Inmarsat Finance PLC, Senior Notes, 7.625% due 6/30/12	53,000

125,000	CCC+	Inmarsat Finance II PLC, step bond to yield 10.372% due 11/15/12	98,750
		Intelsat Bermuda Ltd., Senior Notes:

225,000	B+	7.805% due 1/15/12 (b)(c)	230,062

175,000	B+	8.625% due 1/15/15 (b)	185,500

400,000	B+	MCI, Inc., Senior Notes, 8.735% due 5/1/14	449,500

100,000	B-	New Skies Satellites NV, Senior Subordinated Notes, 9.125% due 11/1/12 (b)	99,750

575,000	BB	Nextel Communications, Inc., Senior Notes, 7.375% due 8/1/15	623,875

163,000	B+	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	178,689

700,000	B+	PanAmSat Holding Corp., Senior Discount Notes, step bond to yield 10.366% due 11/1/14	484,750

850,000	BB-	Qwest Corp., Notes, 8.875% due 3/15/12 (b)	928,625

575,000	B	Qwest Services Corp., Secured Notes, 13.500% due 12/15/10	667,000

775,000	BB	Rogers Wireless Communications, Inc., Secured Notes, 6.375% due 3/1/14	792,437

200,000	CCC-	U.S. Unwired, Inc., Second Priority Secured Notes, Series B, 10.000% due 6/15/12	223,500

225,000	B	Valor Telecommunications Enterprises LLC/Finance Corp., Senior Notes, 7.750% due 2/15/15 (b)	222,188

			7,363,815

Textiles — 1.3%

200,000	B-	Collins & Aikman Floor Covering, Inc., Senior Subordinated Notes, Series B, 9.750% due 2/15/10	208,000

225,000	B+	INVISTA, Notes, 9.250% due 5/1/12 (b)	246,937
		Simmons Co.:

275,000	B-	Senior Discount Notes, step bond to yield 10.002% due 6/15/14 (b)	125,125

350,000	B-	Senior Subordinated Notes, 7.875% due 1/15/14	302,750

225,000	BB-	Warnaco, Inc., Senior Notes, 8.875% due 6/15/13	249,750

			1,132,562

Tobacco — 0.4%

300,000	B-	Commonwealth Brands, Inc., Secured Notes, 10.625% due 9/1/08 (b)	317,250

Transportation — 0.8%

150,000	CC	Allied Holdings, Inc., Senior Notes, 8.625% due 10/1/07	72,000

100,000	NR	Holt Group, Inc., Senior Notes, 9.750% due 1/15/06 (d)(e)(f)	0

150,000	BB-	Petroleum Helicopters, Inc., Senior Notes, Series B, 9.375% due 5/1/09	158,625
		Stena AB, Senior Notes:

250,000	BB-	9.625% due 12/1/12	273,750

150,000	BB-	7.500% due 11/1/13	148,500

			652,875

		TOTAL CORPORATE BONDS & NOTES (Cost — $80,262,082)	82,211,142

See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Federated High Yield Portfolio

FACE
AMOUNT	RATING‡	SECURITY	VALUE

CONVERTIBLE NOTES — 0.1%

Entertainment — 0.1%

$125,000	NR	Magna Entertainment Corp., Subordinated Notes, 7.250% due 12/15/09 (Cost — $124,114)	$119,844

SHARES

ESCROWED SHARES — 0.0%

175,000	Pillowtex Corp., 9.000% due 12/15/49 (e)(f)* (Cost — $0)	0

COMMON STOCK — 0.2%

CONSUMER STAPLES — 0.1%

Food & Staples Retailing — 0.1%

5,715	B&G Food, Inc.	83,667

MATERIALS — 0.0%

Chemicals — 0.0%

45	General Chemical Industrial Products, Inc. (e)(f)	8,686

Packaging & Containers — 0.0%

2,000	Russell-Stanley Holdings, Inc. (b)(e)(f)*	5,120

	TOTAL MATERIALS	13,806

TELECOMMUNICATION SERVICES — 0.1%

Diversified Telecommunication Services — 0.1%

710	NTL, Inc.*	48,578

1,237	Viatel Holding Bermuda Ltd.*	353

	TOTAL TELECOMMUNICATION SERVICES	48,931

	TOTAL COMMON STOCK (Cost — $588,225)	146,404

PREFERRED STOCK — 0.3%

CONSUMER DISCRETIONARY — 0.3%

Media — 0.2%

1,500	PRIMEDIA, Inc., Series H, 8.625%	148,125

Specialty Retail — 0.1%

200	GNC Corp., Series A, 12.000% (g)*	134,500

	TOTAL PREFERRED STOCK (Cost — $348,012)	282,625

See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Federated High Yield Portfolio

WARRANTS	SECURITY	VALUE

WARRANTS* — 0.1%

Chemicals — 0.0%
	General Chemical Industrial Products, Inc.:

26	Series A, expires 4/30/11 (e)(f)	$0

19	Series B, expires 4/30/11 (e)(f)	0

		0

Commercial Services & Supplies — 0.0%

100	MDP Acquisitions PLC, expires 10/1/13 (b)(e)	3,500

Packaging & Containers — 0.0%

100	Pliant Corp., expires 6/1/10 (b)(e)(f)	1

Leisure Equipment & Products — 0.0%

901	AMF Bowling Worldwide, Inc., Class B, expires 3/9/09 (e)	0

Media — 0.0%

75	Advanstar Holdings Corp., expires 10/15/11 (b)	2

125	XM Satellite Radio Holdings, Inc., Class A Shares, expires 3/15/10	7,625

		7,627

Metals & Mining — 0.1%

30,652	ACP Holding Co., expires 9/30/13 (b)	57,472

	TOTAL WARRANTS (Cost — $105,554)	68,600

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $81,427,987)	82,828,615

FACE
AMOUNT

SHORT-TERM INVESTMENT — 1.9%

Repurchase Agreement — 1.9%

1,636,000	State Street Bank & Trust Co., dated 6/30/05, 2.550% due 7/1/05; Proceeds due at maturity — $1,636,116; (Fully collateralized by U.S. Treasury Bond, 8.000% due 11/15/21; Market value — $1,670,780) (Cost — $1,636,000)	1,636,000

	TOTAL INVESTMENTS — 98.7% (Cost — $83,063,987#)	84,464,615

	Other Assets in Excess of Liabilities — 1.3%	1,088,355

	TOTAL NET ASSETS — 100.0%	$85,552,970

See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Federated High Yield Portfolio

*	Non-income producing security.
‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted.
(a)	Rating by Moody’s Investors Service.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.
(c)	Variable rate securities. Coupon rates disclosed are those which are in effect at June 30, 2005. Maturity date shown is the date of the next coupon rate reset or actual maturity.
(d)	Security is currently in default.
(e)	Security is fair valued in good faith by or under the direction of the Board of Trustees.
(f)	Illiquid security.
(g)	Payment-in-kind security for which part of the income/dividend earned may be paid by the issuance of additional security.
#	Aggregate cost for Federal income tax purposes is substantially the same.
See page 48 for definitions of ratings.
See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Federated Stock Portfolio

SHARES	SECURITY	VALUE

COMMON STOCK — 99.0%

CONSUMER DISCRETIONARY — 10.5%

Auto Components — 0.8%

4,400	Johnson Controls, Inc.	$247,852

Hotels, Restaurants & Leisure — 1.7%

18,300	McDonald’s Corp.	507,825

Leisure Equipment & Products — 1.0%

16,200	Mattel, Inc.	296,460

Media — 5.0%

12,300	Clear Channel Communications, Inc.	380,439

27,400	Interpublic Group of Cos., Inc.*	333,732

23,700	News Corp., Class A Shares	383,466

23,800	Time Warner, Inc.*	397,698

		1,495,335

Specialty Retail — 2.0%

15,500	Gap, Inc.	306,125

8,000	Home Depot, Inc.	311,200

		617,325

	TOTAL CONSUMER DISCRETIONARY	3,164,797

CONSUMER STAPLES — 6.2%

Food & Staples Retailing — 2.4%

14,600	Albertson’s, Inc.	301,928

18,400	Rite Aid Corp.*	76,912

10,900	SUPERVALU, Inc.	355,449

		734,289

Food Products — 1.0%

17,100	Tyson Foods, Inc., Class A Shares	304,380

Tobacco — 2.8%

12,900	Altria Group, Inc.	834,114

	TOTAL CONSUMER STAPLES	1,872,783

ENERGY — 11.3%

Energy Equipment & Services — 1.2%

7,700	Halliburton Co.	368,214

Oil, Gas & Consumable Fuels — 10.1%

9,500	BP PLC, Sponsored ADR	592,610

16,302	Chevron Corp.	911,608

5,400	ConocoPhillips	310,446

14,800	Exxon Mobil Corp.	850,556

7,100	Marathon Oil Corp.	378,927

		3,044,147

	TOTAL ENERGY	3,412,361

See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Federated Stock Portfolio

SHARES	SECURITY	VALUE

FINANCIALS — 30.5%

Commercial Banks — 6.0%

17,200	Bank of America Corp.	$784,492

7,600	U.S. Bancorp	221,920

6,300	Wachovia Corp.	312,480

8,200	Wells Fargo & Co.	504,956

		1,823,848

Diversified Financial Services — 14.1%

6,400	Capital One Financial Corp.	512,064

7,900	Fannie Mae	461,360

8,800	Freddie Mac	574,024

3,500	Goldman Sachs Group, Inc.	357,070

12,700	JPMorgan Chase & Co.	448,564

27,200	MBNA Corp.	711,552

9,600	Merrill Lynch & Co., Inc.	528,096

12,400	Morgan Stanley	650,628

		4,243,358

Insurance — 10.4%

12,300	ACE Ltd.	551,655

16,900	Allstate Corp.	1,009,775

7,500	American International Group, Inc.	435,750

13,600	Aon Corp.	340,544

6,400	Hartford Financial Services Group, Inc.	478,592

8,800	Nationwide Financial Services, Inc., Class A Shares	333,872

		3,150,188

	TOTAL FINANCIALS	9,217,394

HEALTH CARE — 8.7%

Health Care Providers & Services — 5.4%

5,300	AmerisourceBergen Corp.	366,495

6,600	HCA, Inc.	374,022

12,000	McKesson Corp.	537,480

29,400	Tenet Healthcare Corp.*	359,856

		1,637,853

Pharmaceuticals — 3.3%

7,100	Johnson & Johnson	461,500

19,300	Pfizer, Inc.	532,294

		993,794

	TOTAL HEALTH CARE	2,631,647

INDUSTRIALS — 8.5%

Aerospace & Defense — 1.3%

6,934	Northrop Grumman Corp.	383,104

Building Products — 1.0%

9,100	Masco Corp.	289,016

See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Federated Stock Portfolio

SHARES	SECURITY	VALUE

Commercial Services & Supplies — 3.0%

13,770	Cendant Corp.	$308,035

3,000	H&R Block, Inc.	175,050

9,700	Pitney Bowes, Inc.	422,435

		905,520

Industrial Conglomerates — 2.4%

25,391	Tyco International Ltd.	741,417

Machinery — 0.8%

4,200	Eaton Corp.	251,580

	TOTAL INDUSTRIALS	2,570,637

INFORMATION TECHNOLOGY — 8.6%

Communications Equipment — 1.2%

20,600	Motorola, Inc.	376,156

Computers & Peripherals — 1.8%

16,500	Hewlett-Packard Co.	387,915

1,900	International Business Machines Corp.	140,980

		528,895

IT Services — 1.0%

6,900	Computer Sciences Corp.*	301,530

Semiconductors & Semiconductor Equipment — 2.9%

28,100	Applied Materials, Inc.	454,658

15,800	Intel Corp.	411,748

		866,406

Software — 1.7%

14,500	BMC Software, Inc.*	260,275

10,700	Microsoft Corp.	265,788

		526,063

	TOTAL INFORMATION TECHNOLOGY	2,599,050

MATERIALS — 2.6%

Chemicals — 0.9%

4,600	PPG Industries, Inc.	288,696

Metals & Mining — 0.8%

9,600	Alcoa, Inc.	250,848

Paper & Forest Products — 0.9%

8,400	Georgia-Pacific Corp.	267,120

	TOTAL MATERIALS	806,664

See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Federated Stock Portfolio

SHARES	SECURITY	VALUE

TELECOMMUNICATION SERVICES — 6.6%

Diversified Telecommunication Services — 5.7%

5,400	ALLTEL Corp.	$336,312

23,000	SBC Communications, Inc.	546,250

12,500	Sprint Corp.	313,625

14,750	Verizon Communications, Inc.	509,612

		1,705,799

Wireless Telecommunication Services — 0.9%

11,500	Vodafone Group PLC, Sponsored ADR	279,680

	TOTAL TELECOMMUNICATION SERVICES	1,985,479

UTILITIES — 5.5%

Electric Utilities — 3.9%

8,300	American Electric Power Co., Inc.	306,021

12,100	Edison International	490,655

5,200	FirstEnergy Corp.	250,172

2,700	Pinnacle West Capital Corp.	120,015

		1,166,863

Multi-Utilities — 1.6%

19,800	NiSource, Inc.	489,654

	TOTAL UTILITIES	1,656,517

	TOTAL COMMON STOCK (Cost — $26,594,770)	29,917,329

ESCROWED SHARES — 0.0%

10,300	ESC Seagate Technology (a)(b)* (Cost — $0)	0

	TOTAL INVESTMENTS — 99.0% (Cost — $26,594,770#)	29,917,329

	Other Assets in Excess of Liabilities — 1.0%	299,885

	TOTAL NET ASSETS — 100.0%	$30,217,214

*	Non-income producing security.
(a)	Security is fair valued in good faith by or under the direction of the Board of Trustees.
(b)	Illiquid security.
#	Aggregate cost for Federal income tax purposes is substantially the same.
Abbreviation used in this schedule:
ADR — American Depositary Receipt
See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Disciplined Mid Cap Stock Portfolio

SHARES	SECURITY	VALUE

COMMON STOCK — 98.7%

CONSUMER DISCRETIONARY — 18.9%

Auto Components — 0.9%

11,307	Autoliv, Inc.	$495,246

21,789	BorgWarner, Inc. (a)	1,169,416

		1,664,662

Diversified Consumer Services — 0.4%

16,485	Laureate Education, Inc.*	788,972

Hotels, Restaurants & Leisure — 2.4%

20,432	Applebees International, Inc.	541,244

29,165	Brinker International, Inc.*	1,168,058

31,423	Darden Restaurants, Inc.	1,036,331

6,190	Harrah’s Entertainment, Inc.	446,113

24,931	International Speedway Corp., Class A Shares	1,402,618

		4,594,364

Household Durables — 5.0%

39,791	D.R. Horton, Inc.	1,496,539

6,006	Harman International Industries, Inc.	488,648

30,859	HNI Corp.	1,578,438

21,959	Leggett & Platt, Inc.	583,670

25,844	Lennar Corp., Class A Shares	1,639,802

11,036	Ryland Group, Inc.	837,301

14,846	Stanley Works	676,087

10,972	Toll Brothers, Inc.*	1,114,207

60,598	Tupperware Corp.	1,416,175

		9,830,867

Leisure Equipment & Products — 0.6%

4,452	Brunswick Corp.	192,861

44,763	Marvel Enterprises, Inc.*	882,726

		1,075,587

Media — 1.6%

18,942	Belo Corp., Class A Shares	454,040

31,835	Macrovision Corp.*	717,561

19,638	Media General, Inc.	1,271,757

20,255	Scholastic Corp.*	780,830

		3,224,188

Multiline Retail — 0.7%

13,629	Neiman-Marcus Group, Inc., Class A Shares	1,320,923

Specialty Retail — 6.7%

31,136	Abercrombie & Fitch Co., Class A Shares	2,139,043

41,299	Aeropostale, Inc.*	1,387,646

31,451	American Eagle Outfitters, Inc.	963,973

32,998	AutoNation, Inc.*	677,119

29,068	Barnes & Noble, Inc.*	1,127,838
See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Disciplined Mid Cap Stock Portfolio

SHARES	SECURITY	VALUE

Specialty Retail — 6.7% (continued)

35,596	Borders Group, Inc. (a)	$900,935

17,684	Chico’s FAS, Inc.*	606,208

21,789	Copart, Inc.*	518,578

47,012	Foot Locker, Inc.	1,279,667

45,673	Michaels Stores, Inc.	1,889,492

29,256	Pacific Sunwear of California, Inc.*	672,596

15,721	Rent-A-Center, Inc.*	366,142

32,339	United Rentals, Inc.*	653,571

		13,182,808

Textiles, Apparel & Luxury Goods — 0.6%

31,392	Timberland Co., Class A Shares*	1,215,498

	TOTAL CONSUMER DISCRETIONARY	36,897,869

CONSUMER STAPLES — 4.8%

Beverages — 1.3%

63,434	Constellation Brands, Inc., Class A Shares*	1,871,303

26,192	PepsiAmericas, Inc.	672,087

		2,543,390

Food & Staples Retailing — 1.0%

36,144	BJ’s Wholesale Club, Inc.*	1,174,318

12,408	SUPERVALU, Inc.	404,625

2,709	Whole Foods Market, Inc.	320,475

		1,899,418

Food Products — 2.0%

54,887	Dean Foods Co.*	1,934,218

17,683	Pilgrim’s Pride Corp.	603,521

18,773	Smithfield Foods, Inc.*	511,940

10,977	TreeHouse Foods, Inc.*	312,965

31,349	Tyson Foods, Inc., Class A Shares	558,012

		3,920,656

Household Products — 0.5%

26,873	Church & Dwight Co., Inc.	972,803

	TOTAL CONSUMER STAPLES	9,336,267

ENERGY — 7.3%

Energy Equipment & Services — 4.2%

65,532	Grant Prideco, Inc.*	1,733,321

31,691	Helmerich & Payne, Inc.	1,486,942

17,048	National-Oilwell Varco, Inc.*	810,462

68,081	Patterson-UTI Energy, Inc.	1,894,694

47,368	Pride International, Inc.*	1,217,358

27,713	Tidewater, Inc.	1,056,419

		8,199,196

See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Disciplined Mid Cap Stock Portfolio

SHARES	SECURITY	VALUE

Oil, Gas & Consumable Fuels — 3.1%

37,501	Forest Oil Corp.*	$1,575,042

48,444	Newfield Exploration Co.*	1,932,431

19,824	Noble Energy, Inc.	1,499,686

25,753	Pioneer Natural Resources Co.	1,083,686

		6,090,845

	TOTAL ENERGY	14,290,041

FINANCIALS — 17.3%

Commercial Banks — 4.5%

26,345	Associated Banc-Corp.	886,773

18,525	Comerica, Inc.	1,070,745

18,147	Commerce Bancorp, Inc.	550,035

26,729	Independence Community Bank Corp.	987,102

22,484	Investors Financial Services Corp.	850,345

13,205	Mercantile Bankshares Corp.	680,454

25,995	North Fork Bancorp., Inc	730,199

27,261	SVB Financial Group*	1,305,802

21,716	Westcorp	1,138,353

8,142	Zions Bancorp	598,681

		8,798,489

Diversified Financial Services — 4.3%

20,031	American Capital Strategies Ltd.	723,319

59,803	AmeriCredit Corp.*	1,524,976

10,906	Bear Stearns Cos., Inc.	1,133,570

38,511	IndyMac Bancorp, Inc.	1,568,553

27,695	Jefferies Group, Inc.	1,049,364

23,115	Legg Mason, Inc.	2,406,503

		8,406,285

Insurance — 5.6%

19,513	AmerUs Group Co.	937,600

19,723	Everest Re Group Ltd.	1,834,239

30,750	Fidelity National Financial, Inc.	1,097,467

30,156	First American Corp.	1,210,462

40,110	HCC Insurance Holdings, Inc.	1,518,966

32,607	Ohio Casualty Corp.	788,437

23,602	Protective Life Corp.	996,476

26,582	Radian Group Inc.	1,255,202

35,228	WR Berkley Corp. (a)	1,256,935

		10,895,784

Real Estate — 2.9%

25,920	CBL & Associates Properties, Inc.	1,116,374

18,369	Developers Diversified Realty Corp.	844,239

23,849	General Growth Properties, Inc.	979,956
See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Disciplined Mid Cap Stock Portfolio

SHARES	SECURITY	VALUE

Real Estate — 2.9% (continued)

42,370	Highwoods Properties, Inc.	$1,260,931

54,715	New Plan Excel Realty Trust, Inc.	1,486,607

		5,688,107

	TOTAL FINANCIALS	33,788,665

HEALTH CARE — 12.3%

Biotechnology — 1.7%

33,435	Cephalon, Inc.*	1,331,047

23,010	Invitrogen Corp.*	1,916,503

		3,247,550

Health Care Equipment & Supplies — 2.4%

15,047	Bausch & Lomb, Inc.	1,248,901

10,752	Beckman Coulter, Inc.	683,505

10,825	Cooper Cos., Inc.	658,809

55,200	STERIS Corp.	1,422,504

16,917	Varian Medical Systems, Inc.*	631,512

		4,645,231

Health Care Providers & Services — 5.9%

20,758	Apria Healthcare Group, Inc.*	719,057

25,607	Community Health Systems, Inc.*	967,689

34,605	Coventry Health Care, Inc.*	2,448,304

22,757	Health Net, Inc.*	868,407

31,189	LifePoint Hospitals, Inc.*	1,575,668

37,328	Lincare Holdings, Inc.*	1,524,475

34,592	Omnicare, Inc.	1,467,739

19,169	PacifiCare Health Systems, Inc.*	1,369,625

12,950	Triad Hospitals, Inc.*	707,588

		11,648,552

Pharmaceuticals — 2.3%

39,472	Barr Pharmaceuticals, Inc.*	1,923,865

41,629	IVAX Corp.*	895,024

84,753	King Pharmaceuticals, Inc.*	883,126

65,576	Perrigo Co.	914,129

		4,616,144

	TOTAL HEALTH CARE	24,157,477

INDUSTRIALS — 13.8%

Aerospace & Defense — 1.2%

6,183	Alliant Techsystems, Inc.*	436,520

4,102	L-3 Communications Holdings, Inc.	314,131

21,345	Precision Castparts Corp.	1,662,775

		2,413,426

See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Disciplined Mid Cap Stock Portfolio

SHARES	SECURITY	VALUE

Air Freight & Logistics — 1.1%

25,944	CNF, Inc.	$1,164,885

29,493	Ryder System, Inc.	1,079,444

		2,244,329

Building Products — 0.8%

12,850	Crane Co.	337,955

31,061	York International Corp.	1,180,318

		1,518,273

Commercial Services & Supplies — 5.1%

61,766	Adesa, Inc.	1,344,646

36,458	Alliance Data System Corp.*	1,478,736

38,176	Career Education Corp.*	1,397,623

44,341	CheckFree Corp.*	1,510,254

27,552	Education Management Corp.*	929,329

33,857	Korn/ Ferry International*	600,962

6,640	Manpower, Inc.	264,139

40,474	Valassis Communications, Inc.*	1,499,562

26,444	West Corp.*	1,015,450

		10,040,701

Electrical Equipment — 0.9%

24,474	Ametek, Inc.	1,024,237

24,297	Thomas & Betts Corp.*	686,147

		1,710,384

Industrial Conglomerates — 0.8%

26,861	Teleflex, Inc.	1,594,738

Machinery — 2.2%

23,366	Flowserve Corp.*	707,055

16,258	Harsco Corp.	886,874

24,424	Kennametal, Inc.	1,119,841

12,300	Oshkosh Truck Corp.	962,844

9,965	PACCAR, Inc.	677,620

		4,354,234

Marine — 0.5%

15,052	Overseas Shipholding Group, Inc.	897,852

Road & Rail — 1.2%

19,161	GATX Corp.	661,055

42,966	JB Hunt Transport Services, Inc.	829,244

34,477	Swift Transportation Coo., Inc.*	802,969

		2,293,268

	TOTAL INDUSTRIALS	27,067,205

See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Disciplined Mid Cap Stock Portfolio

SHARES	SECURITY	VALUE

INFORMATION TECHNOLOGY — 11.7%

Communications Equipment — 1.8%

51,434	Andrew Corp.*	$656,298

55,300	Harris Corp.	1,725,913

107,844	Powerwave Technologies, Inc.*	1,102,165

		3,484,376

Computers & Peripherals — 1.1%

38,599	Storage Technology Corp.*	1,400,758

52,160	Western Digital Corp.*	699,987

		2,100,745

Electronic Equipment & Instruments — 2.2%

43,014	Amphenol Corp., Class A Shares	1,727,873

10,915	CDW Corp.	623,137

9,104	Diebold, Inc.	410,682

37,869	Jabil Circuit, Inc.*	1,163,714

18,975	Tektronix, Inc.	441,548

		4,366,954

IT Services — 1.4%

21,619	Cognizant Technology Solutions Corp., Class A Shares*	1,018,903

10,081	Computer Sciences Corp.*	440,540

14,052	DST Systems, Inc.*	657,634

63,276	MPS Group, Inc.*	596,060

		2,713,137

Office Electronics — 0.3%

38,347	Xerox Corp.*	528,805

Semiconductors & Semiconductor Equipment — 2.5%

49,987	Fairchild Semiconductor International, Inc.*	737,308

33,477	International Rectifier Corp.*	1,597,522

57,874	Lam Research Corp.*	1,674,874

63,135	MEMC Electronic Materials, Inc.*	995,639

		5,005,343

Software — 2.4%

83,948	Activision, Inc.*	1,386,821

40,811	Fair Isaac Corp.	1,489,601

23,444	Jack Henry & Associates, Inc.	429,260

34,796	Sybase, Inc.*	638,507

32,988	Transaction Systems Architects, Inc., Class A Shares*	812,494

		4,756,683

	TOTAL INFORMATION TECHNOLOGY	22,956,043

MATERIALS — 5.1%

Chemicals — 3.3%

32,775	Albemarle Corp.	1,195,304

17,204	Cytec Industries, Inc.	684,719
See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Disciplined Mid Cap Stock Portfolio

SHARES	SECURITY	VALUE

Chemicals — 3.3% (continued)

23,315	FMC Corp.*	$1,308,904

26,263	Lubrizol Corp.	1,103,309

16,619	PPG Industries, Inc.	1,043,008

16,779	Scotts Miracle-Gro Co., Class A Shares*	1,194,833

		6,530,077

Containers & Packaging — 0.1%

7,105	Sonoco Products Co.	188,283

Metals & Mining — 1.4%

9,075	Nucor Corp.	414,002

32,137	Peabody Energy Corp.	1,672,409

6,624	Southern Peru Copper Corp.	283,772

23,970	Worthington Industries, Inc.	378,726

		2,748,909

Paper & Forest Products — 0.3%

16,767	Georgia-Pacific Corp.	533,191

	TOTAL MATERIALS	10,000,460

TELECOMMUNICATION SERVICES — 0.3%

Diversified Telecommunication Services — 0.3%

136,366	Cincinnati Bell, Inc.*	586,374

UTILITIES — 7.2%

Electric Utilities — 4.4%

59,354	Energy East Corp.	1,720,079

46,244	NSTAR	1,425,703

75,298	Pepco Holdings, Inc.	1,802,634

44,115	PNM Resources, Inc.	1,270,953

16,707	Puget Energy, Inc.	390,610

51,211	Wisconsin Energy Corp.	1,997,229

		8,607,208

Gas Utilities — 2.1%

12,898	AGL Resources, Inc.	498,508

56,136	MDU Resources Group, Inc.	1,581,351

50,880	ONEOK, Inc.	1,661,232

8,161	WGL Holdings, Inc.	274,536

		4,015,627

Multi-Utilities — 0.7%

21,977	Questar Corp.	1,448,284

	TOTAL UTILITIES	14,071,119

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $163,446,246)	193,151,520

See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)	June 30, 2005
Disciplined Mid Cap Stock Portfolio

FACE
AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENTS — 1.4%

Repurchase Agreement — 1.3%
$2,567,000	State Street Bank & Trust Co., 2.550% due 7/1/05, dated 6/30/05, 2.550% due 7/1/05;

	Proceeds due at maturity — $2,567,182; (Fully collateralized by U.S. Treasury Bond, 7.250% due 8/15/22; Market value — $2,621,922) (Cost — $2,567,000)	$2,567,000

U.S. Government Obligation — 0.1%

200,000	U.S. Treasury Bills due 9/15/05 (a)(b) (Cost — $198,763)	198,738

	TOTAL SHORT-TERM INVESTMENTS (Cost — $2,765,763)	2,765,738

	TOTAL INVESTMENTS — 100.1% (Cost — $166,212,009#)	195,917,258

	Liabilities in Excess of Other Assets — (0.1)%	(207,611)

	TOTAL NET ASSETS — 100.0%	$195,709,647

*	Non-income producing security.
(a)	All or a portion of this security is segregated for open futures contracts.
(b)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for Federal income tax purposes is substantially the same.
See Notes to Financial Statements.

 Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, CCC and CC	—	Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Ca,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa	—	Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.
A	—	Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa	—	Bonds rated “Baa” are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba	—	Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B	—	Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
NR	—	Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

Statements of Assets and Liabilities (unaudited)	June 30, 2005

	Travelers	Mondrian			Disciplined
	Quality	International	Federated	Federated	Mid Cap
	Bond	Stock	High Yield	Stock	Stock
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:

Investments, at cost	$162,071,406	$178,753,887	$81,427,987	$26,594,770	$163,446,246

Short-term investments, at cost	22,839,000	30,697,415	1,636,000	—	2,765,763

Foreign currency, at cost	—	249,306	—	—	—

Investments, at value	$163,558,872	$183,271,908	$82,828,615	$29,917,329	$193,151,520

Short-term investments, at value	22,839,000	30,697,415	1,636,000	—	2,765,738

Foreign currency, at value	—	247,295	—	—	—

Cash	—	—	—	23,697	—

Receivable for open foreign currency contracts (Notes 1 and 3)	—	608,489	—	—	—

Receivable for securities sold	—	—	102,212	287,418	2,997,499

Dividends and interest receivable	1,627,861	671,900	1,665,303	46,731	121,635

Receivable for Fund shares sold	37,607	23,966	10,217	801	1,967

Prepaid expenses	701	3,235	—	—	560

Total Assets	188,064,041	215,524,208	86,242,347	30,275,976	199,038,919

LIABILITIES:

Payable for loaned securities collateral (Notes 1 and 3)	—	29,000,415	—	—	—

Payable for securities purchased	—	—	542,061	—	3,065,381

Payable for Fund shares repurchased	179,130	348,014	43,910	15,300	85,542

Investment advisory fee payable	50,275	108,835	45,418	15,634	111,958

Due to custodian	10,250	10,122	9,737	—	10,296

Administration fee payable	8,972	9,999	4,193	1,501	9,596

Payable to broker — variation margin for open futures contracts	—	—	—	—	4,649

Accrued expenses	52,662	72,687	44,058	26,327	41,850

Total Liabilities	301,289	29,550,072	689,377	58,762	3,329,272

Total Net Assets	$187,762,752	$185,974,136	$85,552,970	$30,217,214	$195,709,647

NET ASSETS:

Paid-in capital (Note 4)	186,410,493	194,267,410	94,575,404	25,725,021	148,919,750

Undistributed net investment income	1,654,746	2,208,944	2,804,377	185,907	765,737

Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(1,789,953)	(15,618,865)	(13,227,439)	983,727	16,312,826

Net unrealized appreciation of investments, futures contracts and foreign currencies	1,487,466	5,116,647	1,400,628	3,322,559	29,711,334

Total Net Assets	$187,762,752	$185,974,136	$85,552,970	$30,217,214	$195,709,647

Shares Outstanding	16,729,507	16,562,400	9,926,801	1,813,664	9,579,045

Net Asset Value	$11.22	$11.23	$8.62	$16.66	$20.43

See Notes to Financial Statements.

Statements of Operations (unaudited)	For the Six Months Ended June 30, 2005

	Travelers	Mondrian			Disciplined
	Quality	International	Federated	Federated	Mid Cap
	Bond	Stock	High Yield	Stock	Stock
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:

Interest	$3,627,414	$64,212	$3,417,541	$2,553	$31,827

Dividends	—	4,138,718	17,398	326,457	1,502,801

Income from securities lending	—	59,837	—	—	—

Less: Foreign withholding tax	—	(539,844)	—	—	(132)

Total Investment Income	3,627,414	3,722,923	3,434,939	329,010	1,534,496

EXPENSES:

Investment advisory fees (Note 2)	298,077	705,237	276,982	96,173	670,180

Administration fees (Note 2)	55,319	54,695	25,568	9,233	57,444

Legal fees	14,348	14,400	14,263	14,263	10,989

Custody	14,282	58,193	29,073	7,748	10,658

Shareholder reports	11,958	14,215	7,413	3,082	10,979

Audit and tax	9,972	10,662	9,850	9,900	10,066

Trustees’ fees	2,600	2,300	2,300	2,300	4,469

Insurance	1,513	987	472	203	1,234

Miscellaneous expenses	315	5,724	657	201	363

Total Expenses	408,384	866,413	366,578	143,103	776,382

Net Investment Income	3,219,030	2,856,510	3,068,361	185,907	758,114

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):

Net Realized Gain (Loss) From:

Investment transactions	(105,021)	18,864,973	(753,951)	1,770,493	16,378,064

Futures contracts	—	—	—	—	20,859

Foreign currency transactions	—	119,959	—	—	—

Net Realized Gain (Loss)	(105,021)	18,984,932	(753,951)	1,770,493	16,398,923

Change in Net Unrealized Appreciation/ Depreciation From:

Investments	218,286	(25,392,255)	(2,292,662)	(1,811,619)	(8,361,007)

Futures contracts	—	—	—	—	6,085

Foreign currencies	—	593,648	—	—	(24,126)

Change in Net Unrealized Appreciation/ Depreciation	218,286	(24,798,607)	(2,292,662)	(1,811,619)	(8,379,048)

Net Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions	113,265	(5,813,675)	(3,046,613)	(41,126)	8,019,875

Increase (Decrease) in Net Assets From Operations	$3,332,295	$(2,957,165)	$21,748	$144,781	$8,777,989

See Notes to Financial Statements.

 Statements of Changes in Net Assets
For the Six Months Ended June 30, 2005 (unaudited)
and the Year Ended December 31, 2004

	Travelers Quality		Mondrian International
	Bond Portfolio		Stock Portfolio

	2005	2004	2005	2004

OPERATIONS:

Net investment income	$3,219,030	$7,188,168	$2,856,510	$2,138,466

Net realized gain (loss)	(105,021)	865,318	18,984,932	13,861,266

Change in net unrealized appreciation/depreciation	218,286	(1,671,033)	(24,798,607)	8,410,207

Increase (Decrease) in Net Assets From Operations	3,332,295	6,382,453	(2,957,165)	24,409,939

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	—	(8,995,106)	(100,497)	(2,613,383)

Decrease in Net Assets From Distributions to Shareholders	—	(8,995,106)	(100,497)	(2,613,383)

FUND SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	11,920,083	16,645,993	16,788,564	53,475,176

Reinvestment of distributions	—	8,995,106	100,497	2,613,383

Cost of shares repurchased	(16,804,613)	(42,786,580)	(9,031,437)	(24,585,856)

Increase (Decrease) in Net Assets From Fund Share Transactions	(4,884,530)	(17,145,481)	7,857,624	31,502,703

Increase (Decrease) in Net Assets	(1,552,235)	(19,758,134)	4,799,962	53,299,259

NET ASSETS:

Beginning of period	189,314,987	209,073,121	181,174,174	127,874,915

End of period*	$187,762,752	$189,314,987	$185,974,136	$181,174,174

*Includes undistributed (overdistributed) net investment income of:	$1,654,746	$(1,564,284)	$2,208,944	$(547,069)

See Notes to Financial Statements.

 Statements of Changes in Net Assets (continued)
For the Six Months Ended June 30, 2005 (unaudited)
and the Year Ended December 31, 2004

	Federated High		Federated		Disciplined Mid Cap
	Yield Portfolio		Stock Portfolio		Stock Portfolio

	2005	2004	2005	2004	2005	2004

OPERATIONS:

Net investment income	$3,068,361	$5,946,244	$185,907	$444,940	$758,114	$497,527

Net realized gain (loss)	(753,951)	1,202,342	1,770,493	1,268,513	16,398,923	15,193,127

Change in net unrealized appreciation/depreciation	(2,292,662)	749,397	(1,811,619)	1,454,617	(8,379,048)	11,904,347

Increase in Net Assets From Operations	21,748	7,897,983	144,781	3,168,070	8,777,989	27,595,001

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	—	(6,213,875)	—	(451,992)	—	(508,893)

Net realized gains	—	—	—	—	(2,217,847)	(5,360,391)

Decrease in Net Assets From Distributions to Shareholders	—	(6,213,875)	—	(451,992)	(2,217,847)	(5,869,284)

FUND SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	5,494,701	14,459,403	469,667	2,342,984	7,819,978	24,387,730

Reinvestment of distributions	—	6,213,875	—	451,992	2,217,847	5,869,284

Cost of shares repurchased	(6,900,770)	(11,216,237)	(2,936,129)	(4,775,545)	(18,716,378)	(19,071,361)

Increase (Decrease) in Net Assets From Fund Share Transactions	(1,406,069)	9,457,041	(2,466,462)	(1,980,569)	(8,678,553)	11,185,653

Increase (Decrease) in Net Assets	(1,384,321)	11,141,149	(2,321,681)	735,509	(2,118,411)	32,911,370

NET ASSETS:

Beginning of period	86,937,291	75,796,142	32,538,895	31,803,386	197,828,058	164,916,688

End of period*	$85,552,970	$86,937,291	$30,217,214	$32,538,895	$195,709,647	$197,828,058

*Includes undistributed (overdistributed) net investment income of:	$2,804,377	$(263,984)	$185,907	—	$765,737	$7,623

See Notes to Financial Statements.

 Financial Highlights

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Travelers Quality Bond Portfolio(1)	2005(2)		2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$11.03		$11.21	$11.03	$11.39	$11.00	$10.82

Income (Loss) From Operations:

Net investment income	0.19		0.41	0.48	0.51	0.59 (3)	0.73

Net realized and unrealized gain (loss)	(0.00	) (4)	(0.04)	0.29	0.14	0.20 (3)	0.00 (4)

Total Income From Operations	0.19		0.37	0.77	0.65	0.79	0.73

Less Distributions From:

Net investment income	—		(0.55)	(0.56)	(0.85)	(0.40)	(0.55)

Net realized gains	—		—	(0.03)	(0.16)	—	—

Total Distributions	—		(0.55)	(0.59)	(1.01)	(0.40)	(0.55)

Net Asset Value, End of Period	$11.22		$11.03	$11.21	$11.03	$11.39	$11.00

Total Return(5)	1.72%		3.29%	6.98%	5.81%	7.13%	6.97%

Net Assets, End of Period (millions)	$188		$189	$209	$206	$152	$73

Ratios to Average Net Assets:

Gross expenses	0.44	% (6)	0.44%	0.43%	0.44%	0.45%	0.49%

Net expenses(7)	0.44	(6)	0.42 (8)	0.43	0.44	0.45	0.49

Net investment income	3.49	(6)	3.62	4.15	4.48	5.14 (3)	6.81

Portfolio Turnover Rate	47%		90%	191%	176%	225%	157%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended June 30, 2005 (unaudited).

(3)	Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001 these amounts would have been $0.61, $0.18 and 5.31% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(4)	Amount is less than $0.01.

(5)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.

(6)	Annualized.

(7)	As a result of an expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.75%.

(8)	The sub-administrator voluntarily waived a portion of its fee.

See Notes to Financial Statements.

 Financial Highlights (continued)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Mondrian International Stock
Portfolio(1)	2005(2)		2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$11.42		$10.01	$7.91	$9.30	$13.15	$15.65

Income (Loss) From Operations:

Net investment income	0.18		0.14	0.15	0.11	0.11	0.13

Net realized and unrealized gain (loss)	(0.36)		1.44	2.11	(1.31)	(3.50)	(1.88)

Total Income (Loss) From Operations	(0.18)		1.58	2.26	(1.20)	(3.39)	(1.75)

Less Distributions From:

Net investment income	(0.01)		(0.17)	(0.16)	(0.19)	(0.02)	(0.32)

Net realized gains	—		—	—	—	(0.44)	(0.43)

Total Distributions	(0.01)		(0.17)	(0.16)	(0.19)	(0.46)	(0.75)

Net Asset Value, End of Period	$11.23		$11.42	$10.01	$7.91	$9.30	$13.15

Total Return(3)	(1.61)%		15.75%	28.60%	(12.96)%	(26.19)%	(11.50)%

Net Assets, End of Period (millions)	$186		$181	$128	$97	$120	$141

Ratios to Average Net Assets:

Gross expenses	0.95	% (4)	1.01%	1.00%	1.06%	1.01%	1.02%

Net expenses(5)	0.95	(4)	0.99 (6)	1.00	1.06	1.01	1.02

Net investment income	3.13	(4)	1.38	1.79	1.32	1.01	0.92

Portfolio Turnover Rate	103%		59%	44%	55%	81%	39%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended June 30, 2005 (unaudited).

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	As a result of an expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 1.25%.

(6)	The sub-administrator voluntarily waived a portion of its fee.

See Notes to Financial Statements.

 Financial Highlights (continued)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Federated High Yield Portfolio	2005(1)(2)		2004(2)	2003(2)	2002(2)	2001(2)		2000

Net Asset Value, Beginning of Period	$8.62		$8.41	$7.37	$8.55	$9.50		$11.44

Income (Loss) From Operations:

Net investment income	0.31		0.64	0.65	0.74	0.97	(3)	1.25

Net realized and unrealized gain (loss)	(0.31)		0.23	1.00	(0.46)	(0.77	) (3)	(2.11)

Total Income (Loss) From Operations	—		0.87	1.65	0.28	0.20		(0.86)

Less Distributions From:

Net investment income	—		(0.66)	(0.61)	(1.46)	(1.15)		(1.08)

Total Distributions	—		(0.66)	(0.61)	(1.46)	(1.15)		(1.08)

Net Asset Value, End of Period	$8.62		$8.62	$8.41	$7.37	$8.55		$9.50

Total Return(4)	0.00%		10.38%	22.39%	3.72%	1.94%		(8.15)%

Net Assets, End of Period (millions)	$86		$87	$76	$48	$40		$39

Ratios to Average Net Assets:

Gross expenses	0.86	%(5)	0.87%	0.90%	0.89%	0.89%		0.88%

Net expenses(6)	0.86	(5)	0.83 (7)	0.90	0.89	0.89		0.88

Net investment income	7.20	(5)	7.42	7.93	9.09	10.45	(3)	10.61

Portfolio Turnover Rate	17%		38%	57%	58%	44%		19%

(1)	For the six months ended June 30, 2005 (unaudited).

(2)	Per share amounts have been calculated using the average shares method.

(3)	Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, these amounts would have been $0.98, $0.78 and 10.51% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)	As a result of an expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.95%.

(7)	The sub-administrator voluntarily waived a portion of its fee.

See Notes to Financial Statements.

 Financial Highlights (continued)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Federated Stock Portfolio	2005(1)		2004	2003(2)	2002(2)	2001(2)	2000

Net Asset Value, Beginning of Period	$16.56		$15.19	$12.06	$15.40	$15.99	$16.34

Income (Loss) From Operations:

Net investment income	0.10		0.23	0.20	0.16	0.16	0.21

Net realized and unrealized gain (loss)	(0.00	)(3)	1.37	3.13	(3.13)	0.11	0.33

Total Income (Loss) From Operations	0.10		1.60	3.33	(2.97)	0.27	0.54

Less Distributions From:

Net investment income	—		(0.23)	(0.20)	(0.37)	(0.20)	(0.18)

Net realized gains	—		—	—	—	(0.66)	(0.71)

Total Distributions	—		(0.23)	(0.20)	(0.37)	(0.86)	(0.89)

Net Asset Value, End of Period	$16.66		$16.56	$15.19	$12.06	$15.40	$15.99

Total Return(4)	0.60%		10.55%	27.61%	(19.32)%	1.67%	3.77%

Net Assets, End of Period (millions)	$30		$33	$32	$27	$44	$45

Ratios to Average Net Assets:

Gross expenses	0.93	% (5)	0.94%	0.91%	0.84%	0.81%	0.82%

Net expenses(6)	0.93	(5)	0.83 (7)	0.91	0.84	0.81	0.82

Net investment income	1.21	(5)	1.42	1.50	1.14	0.99	1.23

Portfolio Turnover Rate	22%		31%	41%	13%	14%	24%

(1)	For the six months ended June 30, 2005 (unaudited).

(2)	Per share amounts have been calculated using the average shares method.

(3)	Amount is less than $0.01.

(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)	As a result of an expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.95%.

(7)	The sub-administrator voluntarily waived a portion of its fee.

See Notes to Financial Statements.

 Financial Highlights (continued)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Disciplined Mid Cap Stock Portfolio	2005(1)		2004(2)	2003	2002	2001(2)	2000(2)

Net Asset Value, Beginning of Period	$19.76		$17.49	$13.11	$15.41	$17.26	$15.61

Income (Loss) From Operations:

Net investment income	0.08		0.05	0.05	0.03	0.06	0.08

Net realized and unrealized gain (loss)	0.82		2.82	4.38	(2.23)	(0.78)	2.46

Total Income (Loss) From Operations	0.90		2.87	4.43	(2.20)	(0.72)	2.54

Less Distributions From:

Net investment income	—		(0.05)	(0.05)	(0.08)	(0.04)	(0.03)

Net realized gains	(0.23)		(0.55)	—	(0.02)	(1.09)	(0.86)

Total Distributions	(0.23)		(0.60)	(0.05)	(0.10)	(1.13)	(0.89)

Net Asset Value, End of Period	$20.43		$19.76	$17.49	$13.11	$15.41	$17.26

Total Return(3)	4.59%		16.45%	33.75%	(14.32)%	4.02%	16.61%

Net Assets, End of Period (millions)	$196		$198	$165	$111	$113	$95

Ratios to Average Net Assets:

Gross expenses	0.81	% (4)	0.82%	0.82%	0.85%	0.83%	0.88%

Net expenses(5)	0.81	(4)	0.80 (6)	0.82	0.85	0.83	0.88

Net investment income	0.79	(4)	0.28	0.38	0.23	0.37	0.49

Portfolio Turnover Rate	58%		91%	61%	67%	40%	67%

(1)	For the six months ended June 30, 2005 (unaudited).

(2)	Per share amounts have been calculated using the average shares method.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	As a result of an expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.95%.

(6)	The sub-administrator voluntarily waived a portion of its fee.

See Notes to Financial Statements.

 Notes to Financial Statements (unaudited)

          1.     Organization and Significant Accounting Policies

      The Travelers Quality Bond Portfolio (“TQB”), Mondrian International Stock Portfolio (formerly Lazard International Stock Portfolio) (“MIS”), Federated High Yield Portfolio (“FHY”), Federated Stock Portfolio (“FSP”) and Disciplined Mid Cap Stock Portfolio (“DMCS”) (“Funds”) are separate diversified investment funds of The Travelers Series Trust (“Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. Shares of the Trust are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various affiliated life insurance companies.

      The following are significant accounting policies consistently followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      (a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset values, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

      (b) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

      (c) Financial Futures Contracts. Certain Funds may enter into financial futures contracts typically as a substitution for buying or selling securities and as a cash flow management technique. Upon entering into a financial futures contract, the Funds are required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Funds recognize an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds’ basis in the contracts.

      The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Funds could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risk may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      (d) Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is

 Notes to Financial Statements (unaudited) (continued)

extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

      Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      (e) Lending of Portfolio Securities. The Funds have an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as securities lending income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

      The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

      (f) Credit and Market Risk. Certain Funds may invest in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield securities reflect, among other things, perceived credit risk. The Funds’ investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. In addition, certain Funds may invest in foreign securities. The Funds’ investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

      (g) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

      (h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

      The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

      Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of

 Notes to Financial Statements (unaudited) (continued)

governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

      (i) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

      (j) Federal and Other Taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

      (k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

          2.     Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

      Travelers Asset Management International Company, (“TAMIC”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment advisor to the Funds. TQB, MIS, FHY, FSP and DMCS pay TAMIC an investment advisory fee calculated at the annual rate of 0.3233%, 0.775% for the first $100 million and 0.650% over $100 million, 0.65%, 0.625% and 0.70%, respectively, of the average daily net assets of the respective Funds. These fees are calculated daily and paid monthly.

      TAMIC has entered into sub-advisory agreements with Mondrian Investment Partners Ltd. (“Mondrian”), Federated Investment Management Company (“Federated”) and TIMCO Asset Management, Inc. (formerly Travelers Investment Management Company) (“TIMCO”), another indirect wholly subsidiary of Citigroup. Prior to May 1, 2005, Lazard Asset Management LLC was the subadviser to MIS. Pursuant to each sub-advisory agreement, Mondrian and TIMCO are responsible for the day-to-day fund operations and investment decisions for MIS and DMCS, respectively. Federated is responsible for the day-to-day fund operations and investment decisions for FHY and FSP. As a result, the following fees are calculated and paid at an annual rate:

•	TAMIC pays Mondrian 0.425% on the first $100 million of the average daily net assets of MIS and 0.300% over $100 million of the average daily net assets of MIS.

•	TAMIC pays Federated 0.40% and 0.375% of the average daily net assets of FHY and FSP, respectively.

•	TAMIC pays TIMCO 0.35% of DMCS’s average daily net assets.

      Prior to May 1, 2005, the investment advisory fee and sub-advisory fee for MIS were calculated at the annual rates in accordance with the following schedule:

	Investment Advisory	Sub-Advisory
Average Daily Net Assets	Fee Rate	Fee Rate

First $100 million	0.825%	0.475%

Next $400 million	0.775	0.425

Next $500 million	0.725	0.375

Over $1 billion	0.700	0.350

      The Travelers Insurance Company (“TIC”), another indirect wholly-owned subsidiary of Citigroup, acts as the Funds’ administrator. As compensation for its services, the Funds pay TIC an administration fee calculated at the annual rate of 0.06% of each Fund’s respective average daily net assets. This fee is calculated daily and paid monthly.

      TIC has entered into a sub-administrative services agreement with Smith Barney Fund Management LLC (“SBFM”), another indirect wholly-owned subsidiary of Citigroup. TIC pays SBFM, as sub-administrator, a fee

 Notes to Financial Statements (unaudited) (continued)

calculated at an annual rate of 0.02% of the respective average daily net assets of each Fund, plus $30,000 per Fund, subject to a maximum of 0.06% of each Fund’s respective average daily net asset.

      During the six months ended June 30, 2005, TQB, MIS, FHY, FSP and DMCS had contractual expense limitations in place of 0.75%, 1.25%, 0.95%, 0.95% and 0.95%, respectively. These expense limitations are renewed annually and can be terminated at any time by TIC with 60 days’ notice.

      Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Funds’ transfer agent. For the six months ended June 30, 2005, the Funds did not pay transfer agent fees to CTB.

      All officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

          3.     Investments

      During the six months ended June 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

			U.S. Government and
	Investments		Agency Obligations

	Purchases	Sales	Purchases	Sales

Travelers Quality Bond Portfolio	$55,510,523	$55,277,473	$23,554,870	$34,403,764

Mondrian International Stock Portfolio	195,123,102	182,948,745	—	—

Federated High Yield Portfolio	15,861,841	14,010,498	—	—

Federated Stock Portfolio	6,841,480	9,163,219	—	—

Disciplined Mid Cap Stock Portfolio	111,829,475	120,119,903	—	—

      At June 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Gross	Gross	Net
	Unrealized	Unrealized	Unrealized
	Appreciation	Depreciation	Appreciation

Travelers Quality Bond Portfolio	$2,338,087	$(850,621)	$1,487,466

Mondrian International Stock Portfolio	6,580,172	(2,062,151)	4,518,021

Federated High Yield Portfolio	4,164,779	(2,764,151)	1,400,628

Federated Stock Portfolio	4,366,584	(1,044,025)	3,322,559

Disciplined Mid Cap Stock Portfolio	31,993,840	(2,288,591)	29,705,249

      At June 30, 2005, DMCS had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
	Contracts	Date	Value	Value	Gain

Contracts to Buy:

S&P MidCap 400	2,500	9/05	$1,714,790	$1,720,875	$6,085

      At June 30, 2005, MIS had the following open currency contracts as described below. The unrealized gain on the contract reflected in the financial statements was as follows:

	Local	Market	Settlement	Unrealized
Foreign Currency	Currency	Value	Date	Gain

Contracts to Sell:

British Pound	8,753,500	$15,675,647	7/29/05	$608,489

 Notes to Financial Statements (unaudited) (continued)

      At June 30, 2005, MIS loaned securities having a market value of $27,576,351. The Fund received cash collateral amounting to $29,000,415 which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, registered under the 1940 Act.

          4.     Shares of Beneficial Interest

      The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

	Six Months Ended	Year Ended
	June 30, 2005	December 31, 2004

Travelers Quality Bond Portfolio

Shares sold	1,077,131	1,465,860

Shares issued on reinvestment	—	817,628

Shares repurchased	(1,517,565)	(3,769,397)

Net Decrease	(440,434)	(1,485,909)

Mondrian International Stock Portfolio

Shares sold	1,488,061	5,246,816

Shares issued on reinvestment	8,973	228,579

Shares repurchased	(803,028)	(2,381,102)

Net Increase	694,006	3,094,293

Federated High Yield Portfolio

Shares sold	642,599	1,653,448

Shares issued on reinvestment	—	721,724

Shares repurchased	(806,617)	(1,293,767)

Net Increase (Decrease)	(164,018)	1,081,405

Federated Stock Portfolio

Shares sold	28,731	151,666

Shares issued on reinvestment	—	27,337

Shares repurchased	(180,342)	(307,228)

Net Decrease	(151,611)	(128,225)

Disciplined Mid Cap Stock Portfolio

Shares sold	396,986	1,329,948

Shares issued on reinvestment	110,067	297,265

Shares repurchased	(939,734)	(1,043,953)

Net Increase (Decrease)	(432,681)	583,260

          5.     Capital Loss Carryforward

      On December 31, 2004, TQB had a net capital loss carryforward of $1,684,932 of which $1,232,729 expires in 2011 and $452,203 expires in 2012. MIS had a net capital loss carryforward of $33,913,755 of which $3,632,501 expires in 2009, $22,825,140 expires in 2010 and $7,456,114 expires in 2011. FHY had a net capital loss carryforward of $12,465,630 of which $4,648,588 expires in 2009, $6,217,956 expires in 2010 and $1,599,086 expires in 2011. FSP had a net capital loss carryforward of $776,231 which expires in 2011. These amounts will be available to offset any future taxable capital gains.

          6.     Additional Information

      On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup

 Notes to Financial Statements (unaudited) (continued)

Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”), which includes the Funds (“TL&A Funds”).

      The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before. Additionally, the SEC order finds that Citigroup Asset Management (“CAM”), the Citigroup business unit that, each Fund’s sub-administrator, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

      The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. In addition, Travelers Life & Annuity and CAM reviewed the adequacy and accuracy of the disclosure provided to the TL&A Funds’ boards at the time the revised transfer agency arrangement was discussed with the boards and concluded that the transfer agency fees paid to CTB, for the period from June 1, 1999 to August 23, 2004, by the TL&A Funds that did not have expense caps in effect should be reimbursed with interest to the TL&A Funds. The reimbursement occurred on November 1, 2004.

      The remaining $183.7 million to be paid under the SEC order, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

      The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order.

      At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

          7.     Other Matters

      On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

      As part of this transaction, Salomon Brothers Asset Management Inc. (“Salomon”) and TIMCO, currently indirect wholly owned subsidiaries of Citigroup, would become indirect wholly owned subsidiaries of Legg Mason. Salomon, effective July 1, 2005, and TIMCO are the subadvisers to TQB and DMCS, respectively.

      The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

 Notes to Financial Statements (unaudited) (continued)

          8.     Subsequent Events

      On July 1, 2005, MetLife, Inc., a Delaware corporation (“MetLife”), acquired all of the outstanding shares of capital stock of certain indirect subsidiaries held by Citigroup including TIC, The Travelers Life and Annuity Company, a wholly owned subsidiary of TIC and certain other domestic insurance companies of Citigroup and substantially all of Citigroup’s international businesses for $11.8 billion. The sale also included TIC’s affiliated investment advisor, TAMIC, which serves as the investment adviser to the Funds.

      TIC filed a Form 8-K Current Report with The United States Securities and Exchange Commission on July 8, 2005, with additional information about the transaction.

      On July 1, 2005, Salomon began to perform subadvisory services under a Subadvisory Agreement between TAMIC and Salomon for TQB.

      Also effective July 1, 2005, PFPC Inc. replaced CTB as transfer agent for the Funds; and State Street Bank and Trust Company replaced SBFM as sub-administrator for the Funds.

      The Funds were liable for excise tax payments resulting from the timing of required distribution payments made to taxable shareholders for the years 1999-2001. SBFM indemnified the Funds for any associated excise tax as well as any interest and penalties or any other costs. Subsequent to June 30, 2005, SBFM has filed all past excise tax returns for the Funds and made certain tax payments on behalf of DMCS. The Funds’ net asset values were not impacted by the outcome of this matter.

          9.     Change in Independent Registered Public Accounting Firm

      KPMG LLP was previously the independent registered public accounting firm for the Funds. In connection with the transaction described in Note 8, the decision to change the independent registered public accounting firm was approved by the Audit Committee and by the Board of Trustees, resulting in Deloitte and Touche LLP’s appointment as independent registered public accounting firm.

      The reports on the financial statements of the Funds audited by KPMG LLP through the year ended December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and KPMG LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

 Factors Considered by the Independent Trustees in Approving The Investment Advisory and
 The Subadvisory Agreements (unaudited)

      Beginning at a telephonic meeting on March 17, 2005, and at in person meetings on March 29 and 30, 2005, the Independent Trustees for the Travelers Series Trust: the Mondrian International Stock Portfolio, the Quality Bond Portfolio, the Federated High Yield Portfolio, the Federated Stock Portfolio, and the Disciplined Mid Cap Stock Portfolio (all, the “Portfolios”) approved the investment advisory agreements (the “Agreements”) between TAMIC and the Portfolios. In addition, the Independent Trustees, at the in person meetings on March 29 and 30, 2005, approved investment subadvisory agreements (the “Subadvisory Agreements”) between TAMIC and Mondrian Investment Partners Ltd. (“Mondrian”) for the Mondrian International Stock Portfolio, between TAMIC and Federated Investment Management Company for the Federated High Yield Portfolio, between TAMIC and Federated Equity Management Company of Pennsylvania for the Federated Stock Portfolio (with Federated Investment Management Company “Federated”), and between TAMIC and TIMCO Asset Management, Inc. (“TIMCO”) for the Disciplined Mid Cap Stock Portfolio and, at the in person meeting on April 27 and 28, 2005, the Subadvisory Agreements between TAMIC and Salomon Brothers Asset Management Inc. (“Salomon”) for the Quality Bond Portfolio. In voting to approve the Agreements and the Subadvisory Agreements, the Independent Trustees considered whether the approval of the Agreements and the Subadvisory Agreements would be in the best interests of the Portfolios and their shareholders, an evaluation largely based on the nature and quality of the services provided under the Agreements and the Subadvisory Agreements and the overall fairness of the Agreements and the Subadvisory Agreements to the shareholders.

      The Independent Trustees did not identify any one factor, piece of information or written document as all important or controlling, and each Independent Trustee attributed different weight to different factors. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Agreements and the Subadvisory Agreements with management and with experienced independent and fund counsel and received materials from counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and the Subadvisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Agreements and the Subadvisory Agreements in private sessions alone and with their independent counsel at which no representatives of management were present. Based on an evaluation of all material factors including those described below, the Independent Trustees concluded that the Agreements and the Subadvisory Agreements were reasonable and fair and in the best interest of the Portfolios and their shareholders.

      As background, MetLife Inc. (“MetLife”) and Citigroup Inc. (“Citigroup”) announced an agreement for the sale of The Travelers Insurance Company and certain affiliates by Citigroup to MetLife (the “MetLife Transaction”). The MetLife Transaction included the acquisition of TAMIC, a subsidiary of The Travelers Insurance Company and the investment adviser to the Portfolios, by MetLife. The MetLife Transaction closed on July 1, 2005. The approval of the Agreements and the Subadvisory Agreements (except for the approval of the Salomon Subadvisory Agreement which was necessary because there was no subadvisory agreement in place prior to the closing of the Metlife Transaction) was necessary because under the 1940 Act, the change in control of TAMIC resulted in the termination of the investment advisory and subadvisory agreements for the Portfolios on the closing of the MetLife Transaction. The Agreements and the Subadvisory Agreements for the Portfolios were approved by the Independent Trustees and the Agreements were submitted to a vote of the shareholders.

      The Independent Trustees met in executive session and considered; (a) the nature, extent and quality of the services to be provided by TAMIC, and by Salomon, Mondrians, Federated, and TIMCO (the “subadvisors”) under the Agreements and the Subadvisory Agreements; (b) the investment performance of the Portfolio, TAMIC and the subadvisers; (c) the cost of services to be provided and the profit realized by TAMIC and the subadvisors and their affiliates, which information was to be reviewed in depth at the July, 2005 Board meeting; (d) the extent to which TAMIC realizes economies of scale as each Portfolio grows; and (e) whether the investment advisory fee levels reflect these economies of scale for the benefit of the shareholders.

The Agreements

      As part of the process, legal counsel to the Portfolios requested certain information from MetLife and in response MetLife provided certain written and oral information that addressed certain factors designed to inform the Independent Trustees regarding their consideration of the Agreements. In making their determination, the Independent Trustees were provided with information about MetLife and its purchase of The Travelers Insurance Company from Citigroup. At the various meetings, MetLife representatives discussed MetLife’s intentions regarding the preservation and strengthening of

 Factors Considered by the Independent Trustees in Approving The Investment Advisory and
 The Subadvisory Agreements (unaudited) (continued)

TAMIC’s business and MetLife’s intentions regarding staffing changes and executive leadership changes at TAMIC. The MetLife representatives also discussed and provided certain written information on MetLife’s business and products, including MetLife’s advisory subsidiaries and their experience in overseeing subadvised mutual funds. The Independent Trustees also discussed the plans and anticipated role and responsibilities of certain of the employees and officers after the MetLife Transaction.

      With respect to the nature, scope and quality of the services to be provided by TAMIC after the MetLife Transaction, the Board considered the experience of MetLife’s advisory subsidiaries and the mutual funds advised by them and also MetLife’s efforts to build and maintain a strong investment team in TAMIC. The Board also considered the level and depth of knowledge of TAMIC, including the professional experience and qualifications of its personnel as well as current staffing levels. The Independent Trustees also considered:

•	the ability of TAMIC to continue the oversight of both the investment and compliance operations of the sub adviser after the MetLife transaction,

•	the intention of MetLife to integrate The Travelers Insurance Company and its affiliates, including TAMIC, into MetLife’s current businesses to create a single business operation,

•	MetLife’s compliance with certain conditions set forth in Section 15(f) of the 1940 Act regarding placing unfair burdens on the Portfolios,

•	anticipated changes to back office operations to the Portfolios, including the provision of administrative and transfer agency services, after the MetLife Transaction, and

•	the fact that the Agreements including the investment advisory fees would be identical to the current Agreements, except for the inception date and the express authority for TAMIC to retain subadvisers.

      In addition, the Independent Trustees noted that the performance of the Portfolios, which information the Independent Trustees receive and review on a quarterly basis, had generally been satisfactory. As to the profits realized by TAMIC from its relationship with the Portfolios, the Board noted that it was satisfied that TAMIC’s profits were not excessive in the past, and that it was not possible to predict how the MetLife Transaction would affect such profits at this time, but that it would reconsider this factor in connection with its annual review pursuant to Section 15(c) of the 1940 Act in July 2005. As to whether economies of scale would be realized as the Portfolios grow and whether fee levels reflect any such economies of scale, the Board noted that investment advisory fees for certain Portfolios included breakpoints that reduced fees payable at the higher asset levels and noted its intention to explore the possibility of instituting breakpoints for the other Portfolios. Finally, the Independent Trustees considered the level of service expected to be provided by TAMIC after the MetLife Transaction.

      The Independent Trustees considered their plans to perform the annual review of the Agreements pursuant to Section 15(c) of the 1940 Act at their regularly scheduled Board meeting which was scheduled to occur three weeks after the closing of the MetLife Transaction. In light of the continuity of investment management under the Agreements, the short period between the effective date of those Agreements and the upcoming annual review, the information provided by MetLife, and MetLife’s plans to conduct a search for a subadviser for the Portfolios for which Salomon would serve as subadviser, the Board considered the information provided to it sufficient for their consideration of the Agreements at that time.

The Subadvisory Agreements

a.	Quality Bond Portfolio

      MetLife recommended and the Independent Trustees approved the retention of Salomon, which was an affiliate of TAMIC before the MetLife Transaction, as a subadviser for the Portfolios that had been managed directly by TAMIC without a subadviser, effective on or about the closing of the MetLife Transaction. For the Quality Bond Portfolio, the portfolio manager employed by Salomon was also an employee of TAMIC and the then current portfolio manager. As a result, there would be no change in the day-to-day portfolio management. The Independent Trustees noted that MetLife may in the future recommend to the Independent Trustees such additional changes to any Portfolios, including changes to the investment objectives, policies and restrictions of the Portfolios or merging one or more Portfolios into other MetLife-sponsored funds, as it determines are appropriate and as permitted by applicable law.

 Factors Considered by the Independent Trustees in Approving The Investment Advisory and
 The Subadvisory Agreements (unaudited) (continued)

      As part of the process, legal counsel to the Portfolios requested certain information from Salomon and in response Salomon provided certain written and oral information that addressed certain factors designed to inform the Independent Trustees regarding their consideration of the Subadvisory Agreement. With respect to the nature, scope and quality of the services to be provided by Salomon after the MetLife Transaction, the Board considered the experience and commitment of Salomon’s personnel and nature and quality of its investment process and that the Portfolio Manager would remain the same. The Independent Trustees noted that the performance of the Portfolio had generally been satisfactory. In determining whether the terms of the Subadvisory Agreement are reasonable and fair the Board considered the terms and structure of the Agreements including the fee schedule. In evaluating the subadvisory fees, the Independent Trustees considered that the investment subadvisory fees were paid by TAMIC out of the investment advisory fees it received under the Agreement. So, the cost of the services to be provided by Salomon, and the profitability to Salomon of with regard to the Portfolio along with the economies of scale in its management of the Portfolio were not material to the consideration of Subadvisory Agreement by the Independent Trustees. The Independent Trustees noted that the overall investment advisory fee was not changing. The Independent Trustees considered also their plans to perform the annual review of the Subadvisory Agreements pursuant to Section 15(c) of the 1940 Act at their regularly scheduled July 20 and 21, 2005 Board meeting which was scheduled to occur three weeks after the closing of the MetLife Transaction. In light of the continuity of portfolio management under the Subadvisory Agreement, the short period between the effective date of the Subadvisory Agreement and the upcoming annual review, the information provided by Salomon, and MetLife’s plans to conduct a search for a sub advisor for the Portfolio for which Salomon would serve as subadviser, the Board considered the information provided to it sufficient for their consideration of the Subadvisory Agreements at that time.

b.	Mondrian International Stock Portfolio, the Federated Stock Portfolio, the Federated High Yield Portfolio, and the Disciplined Mid Cap Stock Portfolio

      Also, MetLife recommended and the Independent Trustees reapproved the Subadvisory Agreements for the Mondrian International Portfolio, the Federated High Yield Portfolio, the Federated Stock Portfolio, and the Disciplined Mid Cap Portfolio. As discussed above, a change in control of TAMIC resulted in the termination of TAMIC’s previous subadvisory contracts with the subadvisers on the closing of the MetLife Transaction. With respect to the nature, scope and quality of the services to be provided by the subadvisers after the MetLife Transaction, the Board considered that the MetLife Transaction was not expected to affect the subadvisers or their services. The Independent Trustees also noted that the subadvisory fees were not changing. In evaluating the subadvisory fees, the Independent Trustees considered that the investment subadvisory fees were paid by TAMIC out of the investment advisory fees it received under the Agreements. So, the cost of the services to be provided by the subadvisers the profitability to the subadvisors with regard to the Portfolios along with the economies of scale in their management of the Portfolios were not material to the consideration of the Independent Trustees. The Board also considered that it had received quarterly performance information regarding the Portfolios. The Board noted that the performance of the Portfolios was satisfactory, but the performance for the Mondrian International Stock Portfolio and Federated Stock Portfolio was disappointing. The Board also told that Mondrian has recently replaced the Portfolio’s prior investment adviser, and determine to further review the performance of the Federated Stock Portfolio as part of the annual review at the next scheduled Board meeting. The Independent Trustees considered their plans to perform the annual review of the Subadvisory Agreements pursuant to Section 15(c) of the 1940 Act at its regularly scheduled Board meeting which was scheduled to occur three weeks after the closing of the MetLife Transaction. In light of the continuity of portfolio management under the Subadvisory Agreements, the overall performance of the Portfolios, and the short period between the effective date of the Subadvisory Agreements and the upcoming annual review, the Board considered the information provided to it sufficient for its consideration of the Subadvisory Agreements at that time.

Other Business Relationships

      The Independent Trustees considered other business relationships that MetLife and TAMIC would enter into with Citigroup, including its affiliate Salomon. In connection with the closing of the MetLife Transaction, MetLife, Citigroup and certain of their affiliates entered into a Distribution Agreements under which Citigroup-affiliated broker-dealers will continue to offer certain TIC and MetLife insurance contracts until July 1, 2015. In addition, MetLife, Citigroup and certain of their affiliates entered into an Investment Products Agreements under which certain TIC and MetLife insurance products will include certain Citigroup-sponsored mutual funds as investment options including Salomon advised funds as investment options until July 1, 2010.

 Factors Considered by the Independent Trustees in Approving The Investment Advisory and
 The Subadvisory Agreements (unaudited) (continued)

Conclusion

      Based on the deliberations of the Independent Trustees and their evaluation of the information described above, the Independent Trustees unanimously concluded that (a) the terms of the Agreements and the Subadvisory Agreements are fair and reasonable; (b) the fees are reasonable in light of the services TAMIC and the subadvisers provided to the Portfolios and their shareholders; (d) TAMIC and the subadvisers possess the capabilities to perform the duties required of them under the Agreements and the Subadvisory Agreements; (e) the investment performance of the Portfolios is generally satisfactory except as discussed above; and (f) the Agreements and the Subadvisory Agreements are approved.

 Combined Special Shareholder Meeting (unaudited)

      Combined Special Meeting of the Funds was held on June 23 and adjourned to June 30, 2005.

      There were three proposals submitted to shareholders. Proposal 1 was the approval of the investment advisory contracts between the Funds and TAMIC. The agreements terminated as a matter of law at the closing of the MetLife Transaction. Proposal 2 was the approval of future subadvisory agreements without a shareholder vote. Proposal 3 was the election of a new member of the Board of Trustees, Elizabeth Forget, who is affiliated with MetLife.

      The shareholders approved all proposals.

      The following table sets forth the number of shares voted for, against and withheld as to each Proposal.

Number
Proposal 1	of Shares

Mondrian International Stock Portfolio

For	14,803,907.193

Against	477,478.265

Withhold	1,103,059.542

Total	16,384,445.000

Travelers Quality Bond Portfolio

For	14,675,840.345

Against	777,487.223

Withhold	1,002,926.432

Total	16,456,254.000

Federated High Yield Portfolio

For	8,762,240.656

Against	382,071.140

Withhold	767,231.204

Total	9,911,543.000

Federated Stock Portfolio

For	1,605,390.013

Against	67,033.212

Withhold	218,832.775

Total	1,891,256.000

Disciplined Mid Cap Stock Portfolio

For	8,215,634.350

Against	462,781.815

Withhold	1,052,479.835

Total	9,730,896.000

 Combined Special Shareholder Meeting (unaudited) (continued)

Number
Proposal 2	of Shares

Mondrian International Stock Portfolio

For	13,767,239.633

Against	1,399,105.229

Withhold	1,218,100.138

Total	16,384,445.000

Travelers Quality Bond Portfolio

For	13,900,240.704

Against	1,727,297.903

Withhold	828,715.393

Total	16,456,254.000

Federated High Yield Portfolio

For	8,233,725.655

Against	771,990.320

Withhold	905,827.025

Total	9,911,543.000

Federated Stock Portfolio

For	1,443,490.274

Against	217,092.079

Withhold	230,673.647

Total	1,891,256.000

Disciplined Mid Cap Stock Portfolio

For	7,481,724.150

Against	1,247,274.283

Withhold	1,001,897.567

Total	9,730,896.000

 Combined Special Shareholder Meeting (unaudited) (continued)

Number
Proposal 3	of Shares

Mondrian International Stock Portfolio

For	15,655,464.390

Against	728,980.610

Total	16,384,445.000

Travelers Quality Bond Portfolio

For	15,606,400.845

Against	849,853.155

Total	16,456,254.000

Federated High Yield Portfolio

For	9,293,786.726

Against	617,756.274

Total	9,911,543.000

Federated Stock Portfolio

For	1,822,596.117

Against	68,659.883

Total	1,891,256.000

Disciplined Mid Cap Stock Portfolio

For	9,198,461.453

Against	532,434.547

Total	9,730,896.000

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The Travelers Series Trust

TRUSTEES*

Elizabeth M. Forget
  Chairperson
Frances M. Hawk, CFA, CFP
Lewis Mandell
Robert E. McGill, III

OFFICERS*

Elizabeth M. Forget
President and
Chief Executive Officer

Peter H. Duffy
Chief Financial Officer
and Treasurer

Leonard M. Bakal
Chief Compliance Officer and
Chief Anti-Money Laundering
Compliance Officer

Paul G. Cellupica
Secretary

Jack P. Huntington
Assistant Secretary

* As of July 1, 2005	INVESTMENT ADVISER* Travelers Asset Management International Company LLC ADMINISTRATOR* The Travelers Insurance Company CUSTODIAN* State Street Bank and Trust Company TRANSFER AGENT* PFPC Inc.

The Funds are separate investment funds of The Travelers Series Trust, a Massachusetts business trust.

This report is prepared for the general information of variable annuity or life contract owners and is not an offer of shares of the Travelers Quality Bond Portfolio, Mondrian International Stock Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio, and Disciplined Mid Cap Stock Portfolio and is not for use with the general public. All the Funds contained in this report may not be available under our variance annuity or life contract.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Funds. Please read the prospectus carefully before investing.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-842-9406.

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-842-9406, and (2) on the SEC’s website at www.sec.gov.

Series Trust (Semi-Annual) (8-05) Printed in U.S.A.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in reports to stockholders under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

Effective July 1, 2005, certain changes were made to the registrant’s internal controls over financial reporting in connection with the acquisition of the registrant’s investment adviser by MetLife, Inc. Such changes will be reported in the registrant’s Form N-Q for the fiscal quarter ending September 30, 2005 to be filed, which covers the effective date of such changes.

ITEM 12.	EXHIBITS.
(a) (1)	Not applicable.

(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

(3)	Not applicable.

(b)	Certifications pursuant to section 906 of the Sarbanes-Oxley Act of 2002
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
The Travelers Series Trust

By:	/s/ Elizabeth M. Forget
Elizabeth M. Forget
Chief Executive Officer of
The Travelers Series Trust
Date:	September 7, 2005
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Elizabeth M. Forget
Elizabeth M. Forget
Chief Executive Officer of
The Travelers Series Trust
Date: September 7, 2005

By:	/s/ Peter H. Duffy
Peter H. Duffy
Chief Financial Officer of
The Travelers Series Trust
Date: September 7, 2005